Exhibit 10.4

BUSINESS CONFIDENTIAL INFORMATION	EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange Commission.

Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406

SUB-LICENSE AGREEMENT

Between

ADAPTIMMUNE LIMITED

(as licensee)

And

LIFE TECHNOLOGIES CORPORATION

(as licensor)

SUB-LICENSE AGREEMENT

This Sub-License Agreement (hereinafter called “SUB-LICENSE”), effective as of the EFFECTIVE DATE, is by and between Adaptimmune Limited, incorporated in the United Kingdom, whose registered office is at at 9400 Garsington Road, Oxford Business Park, Oxford, OX4 2HN, UK with a place of business at 57c Milton Park, Abingdon, Oxon, OX14 4RX, United Kingdom, (“ADAPTIMMUNE”), and Life Technologies Corporation, a Delaware corporation (“LTC”) whose headquarters are located at 5791 Van Allen Way, Carlsbad, CA, 92008.  Each of ADAPTIMMUNE and LTC is a “PARTY” hereunder, and may be collectively referred to as the “PARTIES”.

WITNESSETH:

WHEREAS, NAVY, UM, DFCI and LTC have entered into the PARENT LICENSE (as defined below), a redacted copy of which is appended hereto at Exhibit A; and

WHEREAS, the PARENT LICENSORS (defined below) have retained those certain rights specified herein and in the PARENT LICENSE; and

WHEREAS, ADAPTIMMUNE wishes to acquire an exclusive sub-license under the LICENSED PATENTS (as defined below) for the manufacture, use, import, offer for sale and sale of LICENSED T CELL PRODUCTS (as defined below) in the LICENSED TERRITORY (as defined below) in the FIELD (as defined below) in accordance with the provisions of this SUB-LICENSE; and

WHEREAS, ADAPTIMMUNE has agreed that any products embodying the LICENSED PATENTS, LICENSED T CELL PRODUCTS, and/or LICENSED T CELL METHODS (as defined below) or produced through the use of the LICENSED PATENTS, LICENSED T CELL PRODUCTS, and/or LICENSED T CELL METHODS for use or sale in the UNITED STATES (as defined below) will be manufactured substantially in the UNITED STATES.

NOW, THEREFORE, in accordance with and to the extent provided by the aforementioned authorities and in consideration of the foregoing premises and of the covenants and obligations hereinafter set forth to be well and truly performed, and other good and valuable consideration, the PARTIES hereto agree to the foregoing and as follows.

Article 1.                                                DEFINITIONS

The following definitions shall apply to the defined words where such words are used in this SUB-LICENSE.

1.1                                           “AFFILIATE” means, with respect to (a) LTC, any business entity controlling, controlled by or under common control with LTC, and (b) ADAPTIMMUNE, any business entity controlled by ADAPTIMMUNE, where control means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract, or otherwise.  Notwithstanding the foregoing, any person or entity that would otherwise qualify as an AFFILIATE hereunder by the foregoing definition shall not be deemed to be, and shall not be treated as, an AFFILIATE if (i) the primary business of such person or entity is investing in securities, debt or other investment vehicles; or (ii) such person or entity is a portfolio company of a person or entity that satisfies any of the criteria under clause (i).  As of the EFFECTIVE DATE, ADAPTIMMUNE has one (1) AFFILIATE, named Adaptimmune LLC, and which is incorporated in the UNITED STATES. For the purpose of this SUB-LICENSE, Immunocore Limited is not an AFFILIATE.

1.2                                           “APPROVAL OBTAINED” means, with respect to a product or process, that the sale of such product or process or its use in the FIELD in any country has been licensed, cleared or approved by all applicable regulatory or other governmental authority in such country, including the Food and Drug Administration (“FDA”) with respect to products or processes sold in the UNITED STATES.

1.3                                           “AUTOIMMUNE DISEASE” means a condition or disease in which there is an immune system dysregulation whereas an inappropriate immune response against normal tissues presents in the body such that the immune system recognizes such normal tisuues cells as non-self.

1.4                                       “CANCER” means a malignant neoplasm involving unregulated cell growth which is able to invade other tissues. Specific neoplastic indications are listed in Section 2, Subsections 140 — 209 and Subsections 230 — 239  of the International Classification of Diseases, Ninth Revision, Clinical Modification.

(ICD-9-CM; http://icd9cm.chrisendres.com/index.php?action=child&recordid=1059)

1.5                                           “CHANGE IN CONTROL” means, with respect to a PARTY (a) a sale, lease, or other disposition of all or substantially all of its assets, rights or businesses or sale of substantially all of its intellectual property, each in any transaction or series of transactions, or the acquisition of such PARTY by, or merger, consolidation, reorganization, or business combination (an “EVENT”) of a PARTY into or with, another entity in which the stockholders of such PARTY immediately prior to such EVENT do not own, after such EVENT, a majority of the outstanding voting shares of the surviving, purchasing, or newly resulting business entity (a “MERGER TRANSACTION”); or (b) any transaction or series of related transactions to which a PARTY is a party in which in excess of fifty percent (50%) of such PARTY’s voting power is transferred; provided, however, any consolidation, business combination, or merger effected exclusively to change the domicile of a PARTY or the issuance of shares by the PARTY in a transaction whose primary purpose is to raise capital for such PARTY and does not involve any MERGER TRANSACTION, shall not be deemed a CHANGE IN CONTROL.

1.6                                           “CMO” means a THIRD PARTY manufacturer with whom ADAPTIMMUNE has entered into a written agreement for such THIRD PARTY manufacturer to manufacture certain products solely on behalf of ADAPTIMMUNE.

1.7                                           “CMO RESTRICTIONS” has the meaning set forth in Section 3.2.

1.8                                           “COMMERCIAL TCR DEVELOPER” has the meaning set forth in Section 3.10(b).

1.9                                           “COMMERCIAL DEVELOPMENT PLAN” means that Commercial Development

Plan for the development and marketing of LICENSED T CELL PRODUCTS attached at Exhibit E hereto.

1.10                                    “DFCI LICENSED PATENTS” means DFCI’s rights in the patents and patent applications listed on Exhibit D.

1.11                                    “DISCLOSER” has the meaning set forth in Section 1.17.

1.12                                    “EFFECTIVE DATE” of this SUB-LICENSE means December 19, 2012.

1.13                                    “ENGINEERED T CELL RECEPTOR” means an alpha-beta T cell receptor such that the T —cell engineering platform provides T cells which do not just have their endogenous TCR genes but have been transduced with genes for the expression of an alpha-beta T cell receptor, this being defined as a protein that contains a TCR Alpha Variable Domain and a TCR Beta Variable domain, either of which can be of wild type sequence or mutated in up to 10% of amino acid positions

1.14                                    “ FIELD” means for the ex-vivo activation and expansion of human T-cells containing ENGINEERED T-CELL RECEPTORS for use as a therapy for the TREATMENT of CANCER, INFECTIOUS DISEASE and/or AUTOIMMUNE DISEASE where such therapy comprises: (a) removing a sample containing T-cells from a human patient; (b) isolating T-cells from such sample using LIFE BEAD PRODUCT or similar magnetic beads; (c) transfecting such isolated T-cells with a gene or genes encoding ENGINEERED T-CELL RECEPTORS of known antigen specificity; (d) activating and expanding the population of such engineered T-cells using LIFE BEAD PRODUCT or similar magnet beads; and (e) introducing the expanded, engineered T-cells back into the same patient for TREATMENT of such CANCER, INFECTIOUS DISEASE and/or AUTOIMMUNE DISEASE.

It is understood and agreed that the FIELD would not include (i) activation or expansion of T-cells modified through gene transfer to specifically modify the T-cells to produce secreted or cell-surface membrane-bound proteins not normally expressed in significant levels by such T-cells, unless the proteins enable the selection, or modify or preserve the function of the T-cells, or (ii) developing, making, using, selling or offering for sale of pharmaceutical products containing CTLA4-Ig or any mutant thereof. For the avoidance of doubt, this FIELD restriction does NOT apply to activation or expansion of T-cells modified through gene transfer with ENGINEERED T CELL RECEPTORS.

1.15                                    “HHMI” means the Howard Hughes Medical Institute.

1.16                                    “INFECTIOUS DISEASE” means transmissible diseases or communicable diseases resulting from the infection, presence and growth of pathogenic organisms within an individual host organism.

1.17                                    “INFORMATION” means, with respect to a PARTY hereto, information marked as “proprietary”, “business proprietary”, “business confidential information” or other equivalent designation that such PARTY (the “DISCLOSER”) provides to the other PARTY (the “RECIPIENT”), and reasonably considers to be of a confidential, proprietary or trade secret nature, including financial statements and projections, technical reports, royalty reports, customer and supplier information, research, designs, plans, compilations, methods, techniques, processes, procedures, clinical data, patent applications, information pertaining to regulatory filings, and know-how, whether in tangible or intangible form; provided that, for any such information that is to be disclosed to the PARENT LICENSORS pursuant hereto or under the PARENT LICENSE, such information must be marked as “proprietary,” “business proprietary,” “business confidential information” or other equivalent designation to be protected by such PARENT LICENSORS as “INFORMATION” hereunder or under the PARENT LICENSE.  The terms and conditions of this SUB-LICENSE shall be INFORMATION of the PARTIES; as between the PARTIES, the COMMERCIAL DEVELOPMENT PLAN at Exhibit E hereto, any reports or notices provided by ADAPTIMMUNE hereunder shall be INFORMATION of ADAPTIMMUNE, whether or not marked as set forth above.  Notwithstanding the foregoing, INFORMATION of a PARTY shall not include information that the RECIPIENT can establish by records:

(a) is within the public domain prior to the time of receipt by the RECIPIENT or thereafter becomes within the public domain other than as a result of disclosure by the RECIPIENT or any of its representatives in violation of this SUB-LICENSE;

(b) was, on or before the date of disclosure, in the possession of the RECIPIENT;

(c) is acquired by the RECIPIENT from a THIRD PARTY having the right to disclose without burden of confidentiality; or

(d) is hereafter independently developed by the RECIPIENT.

1.18                                   “LICENSED PATENTS” means the NAVY LICENSED PATENTS, the UM LICENSED PATENTS, and the DFCI LICENSED PATENTS, and any patent issuing from any patent application therein, together with any reissues, reexamination certificates, extensions, supplementary protection certificates, or other governmental acts which effectively extend the period of exclusivity by the patent holder, substitutions, confirmations, registrations, revalidations, additions, continuations, divisions, continuations in part and patents of addition (to the extent of claims entitled to the priority of any of the foregoing) of or to any of the foregoing and any foreign counterparts filed or issued in the LICENSED TERRITORY.

1.19                                   “LICENSED T CELL METHOD”  means any method, the practice of which would, but for the grant of the licenses herein, infringe one or more valid claims of a patent that is within the LICENSED PATENTS,whether or not the method or practice includes the use of LIFE BEAD PRODUCTS.

1.20                                   “LICENSED T CELL PRODUCT” means any T cell product comprised of or containing ENGINEERED T CELL RECEPTORS (a) the manufacture, use, offer for sale, import or sale of which would, but for the grant of the licenses herein, infringe or be covered by one or more valid claims of a patent that is within the LICENSED PATENTS, (b) used with a LICENSED T CELL METHOD, or (c) produced, processed or otherwise manufactured using or with a LICENSED T CELL METHOD.

1.21                                    “LICENSED TERRITORY” means any country in the world in which a LICENSED PATENT exists.

1.22                                    “LIFE BEAD PRODUCT” means certain commercially-available LTC Dynabeads® magnetic bead products made under good manufacturing practices (GMP) and currently offered for sale, sold or otherwise distributed by LTC, its AFFILIATES and/or their respective distributors under the trade name Dynabeads®CD3/CD28 CTS and SKU *** or any future or improved commercially-available versions of the foregoing.

1.23                                   “MINIMUM ANNUAL ROYALTY” shall have the meaning ascribed in Section 4.2.

1.24                                   “NAVY LICENSED PATENTS” means NAVY’s rights in the patents and patent applications listed in Exhibit B.

1.25                                    “NET SELLING PRICE” means: the amounts billed or invoiced by ADAPTIMMUNE and its AFFILIATES on sales of LICENSED T CELL PRODUCTS, less deductions for (a) import, export, excise, sales, value added and use taxes, custom duties, freight and insurance invoiced to and/or paid by the purchaser of such LICENSED T CELL PRODUCTS; (b) rebates and trade discounts customarily and actually allowed (other than advertising allowances, and fees or commissions to employees of ADAPTIMMUNE and its AFFILIATES); and (c) credits for returns, allowances or trades, actually granted.

Transfer of LICENSED T CELL PRODUCTS by ADAPTIMMUNE to its AFFILIATE for subsequent resale shall not constitute sale to THIRD PARTIES; provided, however those revenues from sale of LICENSED T CELL PRODUCTS to AFFILIATES for internal non-commercial use shall be included in the determination of NET SELLING PRICE.

There shall be no imputed revenues from (d) promotional free samples, free goods, or other marketing programs whereby LICENSED T CELL PRODUCTS are provided free of charge to promote sales; or (e) use of LICENSED T CELL PRODUCTS for compassionate use or physician-sponsored investigational new drug applications.  Furthermore, until such time as a LICENSED T CELL PRODUCT has been licensed or APPROVAL OBTAINED by all applicable regulatory authorities in a given country, transfer of such LICENSED T CELL PRODUCT in or to that country for testing, pre-clinical, clinical or developmental purposes shall be included in the calculation of “NET SELLING PRICE” hereunder only to the extent that consideration received for such LICENSED T CELL PRODUCT exceeds the cost of such LICENSED T CELL PRODUCT.

1.26                                   “OTHER AGREEMENTS” means that certain license agreement by and between ADAPTIMMUNE and LTC effective as of December 19, 2012 under which LTC licenses certain of its intellectual property relating to simultaneous stimulation and concentration of T-cells and activation and expansion of T-cells and certain rights to certain biological materials (“LTC LICENSE”).

1.27                                   “PARENT LICENSE” means that certain exclusive license agreement among LTC

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as licensee and United States Department of the Navy at the Naval Medical Research Center (“NAVY”), the Regents of the University of Michigan (“UM”) and Dana Farber Cancer Institute, Inc. (“DFCI”) as owners of the Licensed Patents effective as of September 30, 2008, as amended.

1.28                                   “PARENT LICENSORS” means, collectively, the NAVY, UM and DFCI.

1.29                                  “PARENT LICENSORS SHARE” means that portion of the following payments which are agreed by LTC and the PARENT LICENSORS under the PARENT LICENSE.

1.30                                    “PIVOTAL TRIAL” means any pivotal or registration study or equivalent thereof for the purpose of obtaining regulatory approval or clearance in any jurisdiction as determined or confirmed by the applicable regulatory authority to market, sell and use a LICENSED T CELL PRODUCT within the FIELD.

1.31                                    “RECIPIENT” has the meaning set forth in Section 1.17.

1.32                                    “TERM” means the period commencing on the EFFECTIVE DATE and ending on the expiration of the last to expire patent in the LICENSED PATENTS.

1.33                                   “THIRD PARTY” means any person or entity that is not (i) a PARTY to this SUB-LICENSE, or (ii) an AFFILIATE of a PARTY to this SUB-LICENSE.

1.34                                    “TREATMENT”  means a pharmacological method of ameliorating or curing CANCER, AUTOIMMUNE DISEASE and/or INFECTIOUS DISEASE.

1.35                                   “UM LICENSED PATENTS” means UM’s rights in the patents and patent applications listed on Exhibit C.

1.36                                   “UNITED STATES” means the United States of America, its territories and possessions, the District of Columbia, and the Commonwealth of Puerto Rico.

1.37                                   Interpretation. In this SUB-LICENSE, unless the context indicates a contrary intention:

(a)                                           “person” includes an individual, the estate of an individual, a corporation, an authority, an association or a joint venture (whether incorporated or unincorporated), a partnership, a trust and any other entity;

(b)                                           a reference to a PARTY includes that PARTY’s executors, administrators, successors and permitted assigns, including persons taking by way of novation and, in the case of a trustee, includes a substituted or an additional trustee;

(c)                                            a reference to a document (including this SUB-LICENSE) is to that document as varied, novated, ratified or replaced from time to time;

(d)                                           a reference to a statute or statutory provision includes a statutory modification or re-enactment of it or a statutory provision substituted for it, and each ordinance, by-law, regulation, rule and statutory instrument (however described) issued under it;

(e)                                            a reference to a PARTY, clause, schedule, exhibit, attachment or annexure is a reference to a PARTY, clause, schedule, exhibit, attachment or annexure to or of this SUB-LICENSE, and a reference to this SUB-LICENSE includes all schedules, exhibits, attachments and annexures to it;

(f)                                             if a word or phrase is given a defined meaning, any other part of speech or grammatical form of that word or phrase has a corresponding meaning;

(g)                                            whenever this SUB-LICENSE refers to a number of days, such number shall refer to calendar days unless business days are specified; and business days means any day except Saturday and Sunday on which commercial banking institutions in New York, New York are open for business;

(h)                                           “includes” in any form is not a word of limitation but shall be deemed to be followed by the phrase “but not limited to”, “without limitation” or words of similar import;

(i)                                               “or” is disjunctive but not necessarily exclusive; and

(j)                                              a reference to “$” or “dollar” is to United States of America currency.

Article 2.                        GRANT

2.1                                           As of the EFFECTIVE DATE, and subject to the terms and conditions of this SUB-LICENSE, LTC hereby grants to ADAPTIMMUNE and, subject to Section 2.2, its AFFILIATE specified Section 1.1 herein, and ADAPTIMMUNE hereby accepts:

(a)                                             an exclusive (subject to Sections 2.6 and 6.5), non-sublicensable (except as set forth in Sections 2.2, 2.6 and 3.2), non-transferable (except as set forth in Section 2.5) sublicense under the LICENSED PATENTS to: (i) practice and have practiced LICENSED T CELL METHODS solely to make and have made LICENSED T CELL PRODUCTS solely in the FIELD in the LICENSED TERRITORY, in each case by/solely for ADAPTIMMUNE and/or by a CMO subject to the CMO RESTRICTIONS, and (ii) use and have used, offer for sale and have offered for sale, sell and have sold, import and have imported LICENSED T CELL PRODUCTS solely in the FIELD in the LICENSED TERRITORY.

(b)                                            For clarification purposes, the license grants set forth in this Section 2.1 specifically exclude any rights for ADAPTIMMUNE or any of its AFFILIATES or CMOs to make, have made, offer for sale, have offer for sale, sell or have sold any LIFE BEAD PRODUCT or any other LTC product(s).

2.2                                          ADAPTIMMUNE shall have the right to extend the grant in Section 2.1 to ADAPTIMMUNE’S AFFILIATE listed in Section 1.1, subject to the following: (a) no such AFFILIATE may be directly or indirectly controlled by a foreign (to the United States) government; (b) each such AFFILIATE has agreed in writing to comply with the terms and conditions of this SUB-LICENSE and ADAPTIMMUNE provides notice and a copy of the foregoing to LTC, and (c) any breach of this SUB-LICENSE by any AFFILIATE of ADAPTIMMUNE shall be deemed a breach of this SUB-LICENSE by ADAPTIMMUNE (and such AFFILIATE).

2.3                                          ADAPTIMMUNE will notify its purchasers, and require its AFFILIATES to do likewise, via a label license and product literature accompanying the LICENSED T CELL

PRODUCT that use of LICENSED T CELL PRODUCT is prohibited for (i) the activation or expansion of T-cells modified through gene transfer to specifically modify the T-cells to produce secreted or cell-surface membrane-bound proteins not normally expressed in significant levels by such T-cells, unless the proteins enable the selection, or modify or preserve the function of the T-cells, or (ii) the developing, making, using, selling or offering for sale of pharmaceutical products containing CTLA4-Ig or any mutant thereof.  For the avoidance of doubt, the label license to purchasers may state that activation or expansion of T-cells modified through gene transfer by purchasers using ADAPTIMMUNE ENGINEERED T CELL RECEPTORS is authorized in LICENSED T CELL PRODUCTS in the FIELD, and this Section 2.3 is not to limit the definition of LICENSED T CELL PRODUCTS.

2.4                                          ADAPTIMMUNE understands, acknowledges and agrees that no license under any patent or patent application other than LICENSED PATENTS, including with respect to any other patents or intellectual property which any of LTC or the PARENT LICENSORS may own or control, or under any know-how, is or shall be deemed to have been granted under this SUB-LICENSE, either expressly or by implication.

2.5                               (a)                                 This SUB-LICENSE is non-assignable by ADAPTIMMUNE without prior written approval of LTC except in connection with assignment of this SUB-LICENSE and the OTHER AGREEMENTS to a THIRD PARTY acquirer pursuant to a CHANGE IN CONTROL; provided that such assignment shall obligate ADAPTIMMUNE to pay a non-refundable, non-creditable assignment fee to LTC of $***, which such assignment fee shall be due and payable within thirty (30) days of such assignment; ADAPTIMMUNE shall provide LTC with written notice of any such permitted assignment at the time of such assignment.  All other assignments of this SUB-LICENSE by ADAPTIMMUNE shall be contingent on the prior written approval of LTC, which such approval shall not be unreasonably withheld.  Notwithstanding the foregoing, LTC shall provide a response to ADAPTIMMUNE’s request for such written approval within thirty (30) days of LTC’s receipt of the request.  In the event of any assignment of this SUB-LICENSE, the party to which ADAPTIMMUNE assigns this SUB-LICENSE and the OTHER AGREEMENTS shall agree in writing to assume all responsibilities and obligations of ADAPTIMMUNE under this SUB-LICENSE and the OTHER AGREEMENTS, and no further assignment or transfer of this SUB-LICENSE or the OTHER AGREEMENTS is permitted without the prior written permission of LTC, which such approval shall not be unreasonably withheld.

2.6                                          ADAPTIMMUNE shall have the right to designate, by written notice to LTC which includes applicable contact information, any THIRD PARTY(IES) to whom it has granted a license or similar rights under its intellectual property in the FIELD for a specific LICENSED T CELL PRODUCT.   Upon such a designation, LTC shall make available to such designee, without being considered to be in breach of this SUB-LICENSE, license rights to the LICENSED PATENTS in the FIELD on the same terms and conditions (including without limitation MINIMUM ANNUAL ROYALTIES, MILESTONE PAYMENTS, royalties and other financial consideration) described in this SUB-LICENSE in agreement(s) to be entered into between LTC and each such designee.  For clarity, in the event ADAPTIMMUNE’s designee enters into a license with LTC pursuant to this Section 2.6, (i) MILESTONE PAYMENTS will be due from the party(ies) (ADAPTIMMUNE and/or its designee, as applicable) that achieve(s)

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each such MILESTONE EVENT and there shall be one royalty owed on the NET SELLING PRICE of LICENSED T CELL PRODUCTS by such party(ies) (ADAPTIMMUNE and/or its designee) who sold the LICENSED T CELL PRODUCTS as specified in Section 4.3(g), and (ii) if so requested by ADAPTIMMUNE, LTC shall provide a license to its designee(s) that includes rights beyond the specific LICENSED T CELL PRODUCT(S), to the extent that ADAPTIMMUNE holds such rights under this SUB-LICENSE.  The terms offered to any designee licensee shall be no less favorable to such designee(s) than those provided to ADAPTIMMUNE herein.  Unless the THIRD PARTY designated by ADAPTIMMUNE pursuant to this Section 2.6 is in breach of an agreement with LTC or in a dispute resolution, arbitration, mediation or litigation with LTC at the time such THIRD PARTY is so designated, and subject to approval by the PARENT LICENSORS, LTC may not refuse to offer or grant license rights to the LICENSED PATENTS in the FIELD to any THIRD PARTY that is designated or a designee pursuant to this Section 2.6 by ADAPTIMMUNE on exactly the same terms and conditions as set forth in this SUB-LICENSE.

Article 3.                                                ADAPTIMMUNE’S PERFORMANCE

3.1                                          ADAPTIMMUNE agrees that during the TERM of this SUB-LICENSE, any LICENSED T CELL PRODUCTS for use or sale by ADAPTIMMUNE or its AFFILIATES in the UNITED STATES will be manufactured substantially in the UNITED STATES.  Upon request of ADAPTIMMUNE, LTC agrees to use commercially reasonable efforts to obtain the reasonable cooperation of the PARENT LICENSORS under the PARENT LICENSE to obtain a waiver of this requirement from the UNITED STATES government, and, in the event such waiver is obtained, LTC will be deemed to have waived the obligations of this Section 3.1.

3.2                                           ADAPTIMMUNE will require, and will require each ADAPTIMMUNE AFFILIATE with whom it extends rights under this SUB-LICENSE pursuant to Section 2.2 to require, each CMO who it or such ADAPTIMMUNE AFFILIATE wishes to engage to practice LICENSED T CELL METHODS and/or use LIFE BEAD PRODUCTS to make LICENSED T CELL PRODUCTS solely for the FIELD on behalf of ADAPTIMMUNE to have entered into a written and executed agreement with ADAPTIMMUNE or such ADAPTIMMUNE AFFILIATE that (i) allows such CMO to use LICENSED T CELL METHODS and LIFE BEAD PRODUCTS to make LICENSED T CELL PRODUCTS solely for the FIELD for ADAPTIMMUNE and/or its AFFILIATES (if authorized pursuant to Section 2.2) for ADAPTIMMUNE- and/or such ADAPTIMMUNE AFFILIATE-sponsored clinical trials supporting regulatory approval of such LICENSED T CELL PRODUCTS and/or thereafter for commercial sale by or for ADAPTIMMUNE or any authorized ADAPTIMMUNE AFFILIATE (collectively, the “PURPOSE”), (ii) allows such CMO to make LICENSED T CELL PRODUCTS solely for the PURPOSE, (iii) prohibits such CMO from transferring LIFE BEAD PRODUCTS and/or LICENSED T CELL PRODUCTS to, or using LIFE BEAD PRODUCTS and/or LICENSED T CELL PRODUCTS on behalf of, any THIRD PARTY, (iv) prohibits such CMO from using LIFE BEAD PRODUCTS, LICENSED T CELL PRODUCTS, LICENSED T CELL METHODS, and/or LICENSED PATENTS for the benefit of such CMO other than such use on behalf of ADAPTIMMUNE or an authorized ADAPTIMMUNE AFFILIATE for the PURPOSE, and (v) requires such CMO to return to ADAPTIMMUNE and certify such return in writing, or destroy and certify such destruction in writing, at ADAPTIMMUNE’s discretion, all LIFE

BEAD PRODUCTS and LICENSED T CELL PRODUCTS in its possession upon completion or termination of its activities on behalf of ADAPTIMMUNE or such authorized ADAPTIMMUNE AFFILIATE, with a copy of such certification provided to LTC (upon request) (collectively, “CMO RESTRICTIONS”).  LTC agrees that within the herein license grant of Sections 2.1 and 2.2, ADAPTIMMUNE and authorized ADAPTIMMUNE AFFILIATES are permitted to enter into CMO agreements as set forth in this Section 3.2.  Any CMO using, other than as permitted under this SUB-LICENSE, LIFE BEAD PRODUCTS, LICENSED T CELL PRODUCTS, LICENSED T CELL METHODS, and/or LICENSED PATENTS, which were provided to such CMO by or for ADAPTIMMUNE or an authorized ADAPTIMMUNE AFFILIATE pursuant to this SUB-LICENSE shall be a “CMO IN VIOLATION OF ITS AGREEMENT.”  ADAPTIMMUNE will immediately notify LTC in writing once it becomes aware (itself or through LTC or a THIRD PARTY) that any CMO is a CMO IN VIOLATION OF ITS AGREEMENT and will promptly notify such CMO in writing that such CMO is a CMO IN VIOLATION OF ITS AGREEMENT.  ADAPTIMMUNE agrees that its or any AFFILIATE’s continued employment of a CMO that is a CMO IN VIOLATION OF ITS AGREEMENT is conditioned on the CMO curing its status of being a CMO IN VIOLATION OF ITS AGREEMENT within thirty (30) days of transmission of written notice of that status by ADAPTIMMUNE, and that if ADAPTIMMUNE or an ADAPTIMMUNE AFFILIATE continues employment of that CMO if the status is not cured within this specified timeframe, that shall constitute a material breach by ADAPTIMMUNE of this SUB-LICENSE, for which LTC may terminate this SUB-LICENSE pursuant to Section 8.3(e) immediately. If ADAPTIMMUNE terminates a CMO agreement because the CMO is a CMO IN VIOLATION OF ITS AGREEMENT, such CMO shall immediately cease all activity under the CMO agreement and such CMO be prohibitted from continuing and completing any activity which has been actually initiated or planned under the CMO agreement at the time of termination; but, if ADAPTIMMUNE has a need for the CMO to continue and complete that which as been actually initiated under the CMO agreement at the time of termination and deliver the same following said termination, ADAPTIMMUNE shall make such a request in writing to LTC, and LTC shall consider consenting to such a request in its sole reasonable discretion.  Notwithstanding the foregoing, ADAPTIMMUNE is responsible for its own performance, and the performance of each of its its AFFILIATES and its and/or their CMOs under or pursuant to this SUB-LICENSE. For the sake of clarity, Adaptimmune LLC is the sole ADAPTIMMUNE AFFILIATE for the purposes of this paragraph 3.2.

3.3                                          ADAPTIMMUNE will use reasonable commercial efforts to carry out the COMMERCIAL DEVELOPMENT PLAN and, in its scientific and business judgment, to develop and commercialize LICENSED T CELL PRODUCTS.  ADAPTIMMUNE shall report such efforts to LTC in accordance with Section 7.1.

3.4                                          ADAPTIMMUNE agrees to report to LTC within twenty (20) days of ADAPTIMMUNE’s discontinuance of making the benefits of the LICENSED PATENTS and/or LICENSED T CELL METHODS reasonably accessible to the UNITED STATES public.

3.5                                          During the TERM of this SUB-LICENSE, in each calendar year prior to the first commercial sale of a LICENSED T CELL PRODUCT by ADAPTIMMUNE or any of its AFFILIATES, ADAPTIMMUNE agrees to expend no less that ***           ($***) on research

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and development directly relating to the commercialization of LICENSED T CELL PRODUCTS during the TERM.

3.6                                           If ADAPTIMMUNE fails to demonstrate reasonable commercial efforts as required by Sections 3.3 and 3.5 above, LTC or PARENT LICENSORS may provide a written notice to ADAPTIMMUNE specifying the basis for such notice.  Upon receipt of such notice, ADAPTIMMUNE shall develop and provide to LTC (and PARENT LICENSORS, if requested) a written plan to cure such failure within ninety (90) days of receipt of such notice.  LTC, PARENT LICENSORS (if requested) and ADAPTIMMUNE will mutually agree upon a timetable for performance of such cure plan.  If ADAPTIMMUNE fails to diligently implement such written cure plan, LTC and/or PARENT LICENSORS shall be entitled to provide written notice to terminate this SUB-LICENSE if such failure is not cured within a ninety (90) day period following receipt of such notice.  Notwithstanding the foregoing, LTC and/or PARENT LICENSORS, as applicable, shall not unreasonably withhold their consent to any revision in the time periods under the COMMERCIAL DEVELOPMENT PLAN whenever requested in writing by ADAPTIMMUNE and supported by evidence of technical difficulties or delays in regulatory processes that are outside of ADAPTIMMUNE’s reasonable control.

3.7                                           Upon the first commercial sale of a LICENSED T CELL PRODUCT, ADAPTIMMUNE will be deemed to have satisfied all diligence obligations under Sections 3.3 and 3.5.  ADAPTIMMUNE will, thereafter, continue to make the benefits of the LICENSED T CELL PRODUCTS reasonably accessible to the public for the remainder of the TERM of this SUB-LICENSE.

3.8                                           In the event ADAPTIMMUNE purchases LIFE BEAD PRODUCTS, ADAPTIMMUNE will purchase all such LIFE BEAD PRODUCTS, including conjugates of antibodies directed against CD3 and CD28, only from LTC or a designated LTC AFFILIATE.  Pricing and specifications for the LIFE BEAD PRODUCTS will be commercially reasonable, and mutually agreed upon by the PARTIES; and the PARTIES agree to negotiate such pricing and specifications in good faith.

3.9                                           LIFE BEAD PRODUCTS.  To the extent that ADAPTIMMUNE or its AFFILIATES purchase LIFE BEAD PRODUCTS under a research use only label, (i) ADAPTIMMUNE shall, and shall cause its AFFILIATES to, comply with the use and transfer restrictions under such applicable label license; and (ii) such LIFE BEAD PRODUCTS shall not be used to make or have made LICENSED T CELL PRODUCTS under this SUB-LICENSE.

To the extent that ADAPTIMMUNE or its AFFILIATES wish to purchase LIFE BEAD PRODUCTS for use in connection with clinical trials or for commercialization of LICENSED T CELL PRODUCTS, each of LTC and ADAPTIMMUNE hereby agree to negotiate in good faith to enter into a commercially reasonable supply agreement for the supply of the LIFE BEAD PRODUCTS.  Such supply agreement will include commercially reasonable pricing, forecasting, warranties and other commercially reasonable customary terms.

3.10                In accordance with the exclusive nature of this SUB-LICENSE under Section 2.1, from the EFFECTIVE DATE and during the TERM of this SUB-LICENSE.

(a) LTC shall modify the limited use label license associated with LIFE BEAD PRODUCTS to clearly state that there is no explicit or implied license to the purchaser under the LICENSED PATENTS with respect to any commercial, sponsored or for-profit THIRD PARTY activities involving ENGINEERED T CELL RECEPTOR products in the FIELD, and that only strictly academic, not-for-profit, non-commercially-sponsored THIRD PARTY research involving ENGINEERED T CELL RECEPTOR products in the FIELD is permitted.

(b) Any THIRD PARTY engaging in commercial, or for-profit or commercially-sponsored activities involving ENGINEERED T CELL RECEPTOR products in the FIELD is a “COMMERCIAL TCR DEVELOPER”.   LTC shall not knowingly provide to any COMMERCIAL TCR DEVELOPER LIFE BEAD PRODUCTS for activities involving ENGINEERED T CELL RECEPTOR PRODUCTS in the FIELD within the LICENSED PATENTS, and LTC shall not knowingly provide to any COMMERCIAL TCR DEVELOPER any drug master file cross-reference authorization letter concerning the use of LIFE BEAD PRODUCTS involving ENGINEERED T CELL RECEPTOR products in the FIELD, within the LICENSED PATENTS, in either case without ADAPTIMMUNE’S prior written permission.

3.11                                   Restrictions

(a)                                            From the EFFECTIVE DATE and during the TERM of this SUB-LICENSE, LTC agrees that LTC shall not knowingly and directly or explicitly or impliedly license or offer to license the LICENSED T CELL METHOD or the LICENSED PATENTS to any COMMERCIAL TCR DEVELOPER for any making, having made, using, having used, selling, having sold, offering to sell, having offered to sell, imported, having imported, exported or having exported any LICENSED T CELL PRODUCTS in the FIELD.

(b)                                            Without the express written permission of ADAPTIMMUNE, LTC shall not knowingly and directly assist any COMMERCIAL TCR DEVELOPER with its interactions with any regulatory agency whose approval is required for the marketing of a LICENSED T CELL PRODUCT in the FIELD, including without limitation, the United States Food & Drug Administration (FDA), the European Medicines Agency (EMEA) or The Medicines and Healthcare products Regulatory Agency (MHRA) of the UK, with respect to any such COMMERCIAL TCR DEVELOPER’s activities before such regulatory agency to obtain approval to market a LICENSED T CELL PRODUCT in the FIELD, with it understood that such activities can include without limitation application or pre-application or clinical trial activities, such as, without limitation, Investigational New Drug (IND) applications, New Drug Applications (NDA) Abbreviated New Drug Applications (ANDA), Biologic License Applications (BLA), Pre-IND programs, applications or requests to conduct clinical trials, and the like.

(c)                                             Any breach of any provision of any of Sections 3.10(a), 3.10(b), 3.11(a) or 3.11(b) by LTC shall be considered a material breach by LTC of this SUB-LICENSE, for which ADAPTIMMUNE shall provide LTC written notice which specifies such breach in detail, and provide LTC thirty (30) days to cure such breach.  In the event LTC so fails to cure such breach, then, ***

.

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Article 4.                                                ROYALTIES AND OTHER CONSIDERATION; REPORTS

4.1                                          License Issue Fee

In partial consideration for the rights granted to ADAPTIMMUNE hereunder, ADAPTIMMUNE shall pay to LTC a non-refundable, non-creditable license issue fee in the amount of six hundred sixty five thousand dollars ($665,000.00) (“LICENSE ISSUE FEE”).   Such LICENSE ISSUE FEE is due and payable by ADAPTIMMUNE to LTC within fifteen (15) days of the EFFECTIVE DATE of this SUB-LICENSE.

4.2.                                       Minimum Annual Royalty

During the TERM of this SUB-LICENSE, ADAPTIMMUNE shall pay to LTC a non-refundable minimum annual royalty (“MINIMUM ANNUAL ROYALTY”) of: (a) *** dollars ($***) for each full or partial calendar year during which there is no APPROVAL OBTAINED for any LICENSED T CELL PRODUCT, and (b) for the first full calendar year following the date that there is APPROVAL OBTAINED and thereafter, a non-refundable MINIMUM ANNUAL ROYALTY that is equal to fifty percent (50%) of ADAPTIMMUNE’s earned running royalties for the sale by ADAPTIMMUNE and its AFFILIATES of such LICENSED T CELL PRODUCTS in the previous calendar year.    The MINIMUM ANNUAL ROYALTY will be fully-creditable against running royalties due and payable by ADAPTIMMUNE and its AFFILIATES on account of running royalties under Section 4.3 for the applicable calendar year for which such MINIMUM ANNUAL ROYALTY relates, but shall not be creditable against any MILESTONE PAYMENTS (defined at Section 4.4) made at any time.  Any difference between the MINIMUM ANNUAL ROYALTY due for a particular calendar year, and the running royalties due and payable for such calendar year, will be paid along with the royalty payment and royalty report due for the fourth (4th) quarter of each calendar year (e.g. within forty-five (45) days of each December 31) in accordance with Section 4.6.    For clarification purposes, MINIMUM ANNUAL ROYALTIES are not refundable in whole or in part.

4.3                                          Running Royalties

(a) ADAPTIMMUNE shall pay royalties to LTC of *** percent ***% of the NET SELLING PRICE for each LICENSED T CELL PRODUCT sold by ADAPTIMMUNE and its AFFILIATES in the LICENSED TERRITORY during the TERM in accordance with Section 4.6.

(b) If ADAPTIMMUNE is a party to a patent or other technology license agreement with any THIRD PARTY, which license is employed in the manufacture, use and/or sale of a LICENSED T CELL PRODUCT, ADAPTIMMUNE may reduce the royalty rate applicable hereunder by ***  for each ***

.

(c) In the event that ADAPTIMMUNE sells a product that would be considered a

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

LICENSED T CELL PRODUCT under this SUB-LICENSE and also a LICENSED LTC T CELL PRODUCT under the LTC LICENSE, ADAPTIMMUNE shall pay running royalties on the NET SELLING PRICE of such product as required under each of this SUB-LICENSE and the LTC LICENSE, as applicable, and, for clarification, Section 4.3(b) shall not apply to such situation except to the extent that a THIRD PARTY license license is employed in the manufacture, use and/or sale of such product.  For example, if ADAPTIMMUNE sells a product that is a LICENSED T CELL PRODUCT under this SUB-LICENSE and a LICENSED LTC T CELL PRODUCT under the LTC LICENSE, then ADAPTIMMUNE shall pay to LTC running royalties of *** (*** under this SUB-LICENSE + *** under the LTC LICENSE) on the NET SELLING PRICE of such product.

(d) ADAPTIMMUNE’s obligation to pay royalties on sales of LICENSED T CELL PRODUCTS shall terminate on a country-by-country basis upon the expiration of the last to expire of any LICENSED PATENT in each country.  In the event that in any country all the claims within the LICENSED PATENT that cover a particular LICENSED T CELL PRODUCT are held invalid or unenforceable in an unappealed or unappealable order, then ADAPTIMMUNE’s obligation to pay royalties with respect to such LICENSED T CELL PRODUCT shall terminate in such country.

(e) Royalties will not be paid to LTC, nor shall they be charged or collected, on LICENSED T CELL PRODUCTS sold directly to instrumentalities of the UNITED STATES Government.  Such sales of LICENSED T CELL PRODUCTS with established list or catalog prices shall have their prices reduced by an amount equal to that part of the established price attributable to the royalty that would otherwise be due hereunder.

(f)                                              For the avoidance of doubt, irrespective of the number of LICENSED PATENTS or LICENSED T CELL METHODS employed by any LICENSED T CELL PRODUCT, only one royalty shall be due and payable under this Section 4.3.

4.4                                          Milestone Payments

(a) For each LICENSED T CELL PRODUCT, ADAPTIMMUNE will make payments (“MILESTONE PAYMENTS”) to LTC in the manner prescribed in this Section and Section 4.6 and in accordance with the following schedule with respect to the following events (each a “MILESTONE EVENT”) sponsored by any of ADAPTIMMUNE and its AFFILIATES:

	Event	Amount Payable
***	***	$	***
***	***	$	***
***	***	$	***

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***	***	$	***
***	***	$	***
***	***	$	***

(b)                     With respect to any LICENSED T CELL PRODUCT for which any MILESTONE PAYMENT has been made, ADAPTIMMUNE shall have no obligation to make the same MILESTONE PAYMENT when and if it makes any filing (including amendments to the applicable Biological License Application) or obtains any approvals related to the use of the same LICENSED T CELL PRODUCT (or one having the same active ingredient) for indications additional to the indication for which the first MILESTONE PAYMENT(S) for such LICENSED T CELL PRODUCT was (were) made.

4.5                                          Payments

LTC agrees to pay to the PARENT LICENSORS the PARENT LICENSOR SHARE received from ADAPTIMMUNE hereunder in accordance with the PARENT LICENSE; provided, however, that it shall not be a breach of this SUB-LICENSE if LTC’s failure to pay is caused by a failure of ADAPTIMMUNE to pay LTC or to provide appropriate reports (in an agreed upon format) to LTC sufficient to identify the payments as being under this SUB-LICENSE.

4.6                                          Method of Payment; Reports and Documentation

(a) ADAPTIMMUNE shall send to LTC running royalties due hereunder within thirty (30) days following the end of the applicable calendar quarter.  Subject to Section 8.8, the final running royalty payments due hereunder shall be due thirty (30) days after expiration or termination of this SUB-LICENSE.  All royalty payments shall be accompanied by a sales report in accordance with Section 7.2, and sent to LTC in accordance with Section 7.3 and other payments (including MILESTONE PAYMENTS) shall be accompanied by appropriate documentation to explain the basis of the payment and how it was calculated, and sent to LTC in accordance with Section 7.3.  ADAPTIMMUNE shall pay LTC any MILESTONE PAYMENTS within thirty (30) days of the MILESTONE EVENT, or within thirty (30) days of the EFFECTIVE DATE of this SUB-LICENSE if such MILESTONE EVENT has been completed

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

by ADAPTIMMUNE prior to the EFFECTIVE DATE of this SUB-LICENSE.  If any payment is sent by wire, the term “accompanied” in the preceding sentence shall be satisfied by a contemporaneous delivery of such documentation in accordance with Section 7.3.

(b)                         All amounts payable hereunder by ADAPTIMMUNE shall be payable in UNITED STATES dollars, and may be paid by wire transfer, check, bank draft or other mutually acceptable manner by the due date.  If payment is made by wire, ADAPTIMMUNE shall be responsible for all bank transfer charges and the transfer will include a specific reference to this SUB-LICENSE and the applicable provision in the “comments” field.

Wire Instructions:
Bank Name: ***
Bank Address: ***
***
***
S.W.I.F.T. ***
Telex: ***
For Credit: ***
Account Number: ***

Payment by check or bank draft shall be made to:
***
***
***

(c)                                             Conversion of foreign currency shall be in accordance with United States generally accepted accounting principles and the standard practice of ADAPTIMMUNE using exchange rates from a source that is generally accepted in industry, such as the Wall Street Journal, or a major United States bank.  Such payments shall be without deduction of exchange, collection, or other charges, and specifically, without deduction of government-imposed fees or taxes, except as permitted in the definition of NET SELLING PRICE and except for withholding taxes, to the extent applicable (d)   For clarity, ADAPTIMMUNE shall not be required to make any direct payments under this SUB-LICENSE to any PARENT LICENSOR.

4.7                                          Late Payments

Payments made by ADAPTIMMUNE after the due date shall include interest at the rate of *** percent (***%)***.  Further, if the MINIMUM ANNUAL ROYALTY is not timely paid, this SUB-LICENSE may terminate, in accordance with Article 8, if the payment together with the accrued interest and a surcharge of ***percent (***%) of the MINIMUM ANNUAL ROYALTY are not paid before the expiration of the cure period set forth in Article 8.

The payment of such interest shall not foreclose LTC from exercising any other rights it may have as a consequence of the lateness of any payment.

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4.8                                          Retention of Records

ADAPTIMMUNE agrees to make and keep, and shall require its AFFILIATES to make and keep, commercially reasonable full, accurate and complete books and records (together with supporting documentation) as are necessary to establish its compliance with this Article 4 and to identify licensed AFFILIATES referred to in Section 2.2.  Such records shall be retained for at least *** (***) years following the end of the calendar year to which they relate.

4.9                                          Audits

ADAPTIMMUNE agrees that upon commercially reasonable notice and during ADAPTIMMUNE’s normal business hours, LTC may, if LTC so desires at a future time or times, but not more often than once every twelve (12) months, have a duly authorized agent or representative on LTC’s behalf examine all books and records and supporting documentation described in the preceding section, either at ADAPTIMMUNE’s business premises or at a place mutually agreed upon by ADAPTIMMUNE and LTC for the sole purpose of verifying reports and payments hereunder.  In conducting examinations pursuant to this paragraph, LTC’s representative shall have access to all records that LTC reasonably believes to be relevant to the calculation of royalties or other payments due under Article 4.  If a payment deficiency is determined, ADAPTIMMUNE shall pay the deficiency outstanding within thirty (30) days of receiving written notice thereof.  Payments made by ADAPTIMMUNE after the due date shall include interest at the rate of *** percent (***%)*** plus a processing fee of *** percent (***%) of any underpayment.  Such examination by LTC ‘s representative shall be at LTC’s expense, except that, if such examination shows an underreporting or underpayment in excess of ***percent (***%) for any twelve (12) month period, then ADAPTIMMUNE shall pay the cost of such examination.  Any overpayment shall be credited against future royalty payments.  LTC and its representative shall be required to treat all information received during any such inspection as INFORMATION in accordance with Article 13.

Article 5.                                                PATENT MARKING AND NONENDORSEMENT

5.1                                          ADAPTIMMUNE hereby agrees to mark each LICENSED T CELL PRODUCT under this SUB-LICENSE (or when the character of the product precludes marking, the package containing any such LICENSED T CELL PRODUCT) in accordance with applicable law so as to preserve all available patent rights.  ADAPTIMMUNE agrees not to create the appearance that any of LTC or its AFFILIATES or any of the PARENT LICENSORS endorse ADAPTIMMUNE’s business or products.  LTC agrees not to create the appearance that ADAPTIMMUNE or any of its AFFILIATES endorse LTC’s business or products unless otherwise agreed to in writing by the PARTIES.

Article 6.                                                DISCLAIMERS, REPRESENTATIONS, WARRANTIES, AND ACKNOWLEDGMENTS

6.1                                          Neither the grant of this SUB-LICENSE nor anything contained in or related to the grant of this SUB-LICENSE is intended nor shall be construed to confer upon either PARTY or any other person immunity from or defenses under the antitrust laws, a charge of patent misuse,

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

or any other provision of law (of any jurisdiction) by reason of the source of the grant or otherwise.

6.2                                          Neither this SUB-LICENSE nor anything contained herein is intended nor shall be construed to grant to ADAPTIMMUNE any kind or nature of rights in any inventions or patents other than the LICENSED PATENTS and LICENSED T CELL METHODS.

6.3                                          ADAPTIMMUNE acknowledges that only with respect to this SUB-LICENSE or any of its activities undertaken pursuant to rights granted hereunder (including without limitation, to sell, have sold, or offer sale of LICENSED T CELL PRODUCTS), it is subject to and shall comply with all applicable UNITED STATES laws, regulations, and Executive orders, pertaining to exporting from the UNITED STATES.  Subject to ADAPTIMMUNE’s status as being incorporated in the United Kingdom as identified at the outset of this SUB-LICENSE, ADAPTIMMUNE shall not export, or assist others in the export, of any LICENSED T CELL PRODUCT or information related to the practice of the LICENSED PATENTS and LICENSED T CELL METHODS without first (i) having, solely at its own expense, identified and obtained all required export licenses and authorizations, and (ii) having provided copies of all such export licenses and authorizations to LTC for onward transmission to the PARENT LICENSORS, and (iii) in addition to compliance with Section 13, having obtained LTC’s prior written consent if such information is LTC INFORMATION.   To any extent that, in view of ADAPTIMMUNE’s status as being incorporated in the United Kingdom as identified at the outset of this SUB-LICENSE, entering into or performing under this SUB-LICENSE is an export under the applicable UNITED STATES laws or regulations, of any product or information, ADAPTIMMUNE shall cause its AFFILIATE, at such AFFILIATE’s expense, to identify and obtain all required export license and authorizations.

6.4                                          Each PARTY represents and warrants to the other PARTY that (i) such PARTY is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; (ii) such PARTY has the legal power and authority to execute, deliver and perform this SUB-LICENSE; (iii) the execution, delivery and performance by such PARTY of this SUB-LICENSE has been duly authorized by all necessary action; (iv) this SUB-LICENSE constitutes the legal, valid and binding obligation of such PARTY, enforceable against such PARTY in accordance with its terms; (v) the execution, delivery and performance of this SUB-LICENSE does not contravene any material provision of, or constitute a material default under, any agreement binding on such PARTY; and (vi) the execution, delivery and performance of this SUB-LICENSE does not contravene any material provision of, or constitute a material default under, any valid order of any court, or any regulatory agency or other body having authority to which such PARTY is subject.

6.5                       (a)                       LTC represents and warrants to ADAPTIMMUNE that as of the EFFECTIVE DATE, the PARENT LICENSE is in full force and effect.

(b)                                            Pursuant to Sections 3.10 and 3.11, LTC represents and warrants that, beginning on the EFFECTIVE DATE and during the TERM of this SUB-LICENSE, it shall not knowingly and directly or explicitly or impliedly enter into any agreement with any THIRD PARTY that grants a license to such THIRD PARTY to use the LICENSED PATENTS to make, have made, use, have used, sell, have sold, offer for sale, have offered for sale, import, have imported, export or have exported any LICENSED T CELL PRODUCTS in the FIELD.  Notwithstanding the foregoing, ADAPTIMMUNE acknowledges that LTC has entered into agreements with THIRD PARTIES prior to the EFFECTIVE DATE of this SUB-LICENSE where rights were granted to THIRD PARTIES in connection with the sale of LIFE BEAD PRODUCTS for such THIRD PARTY(IES) to use the LICENSED PATENTS to make, have made, use, have used, sell, have sold, offer for sale, have offered for sale, import or have imported products (including without limitation, LICENSED T CELL PRODUCTS) in the FIELD.

6.6                                           EXCEPT AS EXPRESSLY SET FORTH HEREIN, INCLUDING IN THIS ARTICLE 6, NONE OF LTC , ITS AFFILIATES OR ANY OF THE PARENT LICENSORS MAKE ANY REPRESENTATIONS, EXTEND ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR ASSUME ANY RESPONSIBILITIES WHATSOEVER WITH RESPECT TO DESIGN, DEVELOPMENT, MANUFACTURE, USE, SALE OR OTHER DISPOSITION BY ADAPTIMMUNE OR ITS AFFILIATES OF LICENSED T CELL PRODUCTS OR LICENSED T CELL METHODS.  ADAPTIMMUNE AND ITS AFFILIATES ASSUME THE ENTIRE RISK AS TO DESIGN, DEVELOPMENT, MANUFACTURE, USE, SALE, OR PERFORMANCE OF LICENSED T CELL PRODUCTS OR LICENSED T CELL METHODS.

6.7                                          NONE OF LTC OR ANY OF ITS AFFILIATES OR ANY OF THE PARENT LICENSORS MAKES ANY REPRESENTATIONS, EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED THAT THE MANUFACTURE, USE, IMPORT, OFFER FOR SALE OR SALE OR OTHER DISTRIBUTION (AS AUTHORIZED) OF LICENSED T CELL PRODUCTS OR LICENSED T CELL METHODS SHALL NOT INFRINGE ANY PATENT OR OTHER RIGHTS OF A THIRD PARTY.  NOTHING IN THIS SUB-LICENSE IS OR SHALL BE CONSTRUED AS A WARRANTY OR REPRESENTATION BY EITHER PARTY OR THEIR RESPECTIVE AFFILIATES OR THE PARENT LICENSORS AS TO THE VALIDITY, ENFORCEABILITY, PATENTABILITY OR SCOPE OF ANY CLAIM OR PATENT OR PATENT APPLICATION WITHIN THE LICENSED PATENTS, A GRANT BY EITHER PARTY OR ITS RESPECTIVE AFFILIATES, WHETHER BY IMPLICATION, ESTOPPEL, OR OTHERWISE, OF ANY LICENSES OR RIGHTS OTHER THAN THAT EXPRESSLY GRANTED UNDER SECTION 2.1, OR, SUBJECT TO ARTICLE 11, AN OBLIGATION TO BRING OR PROSECUTE ACTIONS OR SUITS AGAINST ANY THIRD PARTY FOR INFRINGEMENT OF ANY OF THE LICENSED PATENTS.

6.8                                          IN NO EVENT SHALL EITHER PARTY, ITS AFFILIATES OR THE PARENT LICENSORS BE LIABLE HEREUNDER TO THE OTHER PARTY, ITS AFFILIATES OR ANY OTHER PERSON OR ENTITY FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR OTHER INDIRECT DAMAGES (INCLUDING LOSS OF PROFITS OR LOSS OF USE DAMAGES) ARISING OUT OF THIS SUB-LICENSE OR FROM THE MANUFACTURE, USE, IMPORT, OFFER FOR SALE OR SALE OF LICENSED T CELL PRODUCTS, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES.

6.9                                          IN NO EVENT SHALL LTC OR ANY OF ITS AFFILIATES BE LIABLE HEREUNDER TO ADAPTIMMUNE OR ITS AFFILIATES OR ANY OTHER PERSON OR ENTITY IF THE PARENT LICENSE IS TERMINATED PURSUANT TO THE TERMS OF SUCH PARENT LICENSE UNLESS SUCH TERMINATION IS FOR CAUSE BY THE APPLICABLE PARENT LICENSOR DUE TO THE BREACH OR DEFAULT OF THE PARENT LICENSE BY LTC OR ANY OF ITS AFFILIATES.

Article 7.                        REPORTS

7.1                               Progress Reports

ADAPTIMMUNE shall submit to LTC semi-annual progress reports, which may be provided by LTC to the PARENT LICENSORS, on ADAPTIMMUNE’s efforts to carry out the COMMERCIAL DEVELOPMENT PLAN and develop and commercialize LICENSED T CELL PRODUCTS.  The first report is duesix months from the EFFECTIVE DATE, and subsequent reports shall be made every six (6) months thereafter until such time as a LICENSED T CELL PRODUCT has been sold to a THIRD PARTY.  Progress reports shall describe in detail ADAPTIMMUNE’s efforts toward carrying out the COMMERCIAL DEVELOPMENT PLAN and commercializing the LICENSED T CELL PRODUCT(S), the progress made and expenditure incurred by ADAPTIMMUNE and its AFFILIATES on research and development directed to the commercialization of LICENSED T CELL PRODUCTS since the date of the preceding report, and any other information that LTC and ADAPTIMMUNE agree is pertinent to the commercialization effort.  Subject to proper marking, as required hereunder, such report will constitute INFORMATION of ADAPTIMMUNE.

7.2                                          Sales Reports

ADAPTIMMUNE shall submit four (4) copies of quarterly sales reports to LTC from the date of APPROVAL OBTAINED of any LICENSED T CELL PRODUCTS, including any MILESTONE EVENTS achieved during such time periods on such reports, of which three (3) are for onward transmission to each of the PARENT LICENSORS, detailing the sales activity by ADAPTIMMUNE and/or its AFFILIATES of LICENSED T CELL PRODUCTS during the preceding quarter to include: quantities sold; identity of the LICENSED PATENTS covering that LICENSED T CELL PRODUCT, NET SELLING PRICE, the exchange rates used to convert foreign currency to UNITED STATES dollars, and the total amount of running royalties or other amounts paid for the year.  The quarterly sales report shall be submitted, regardless of the volume of sales, on or before each May 15, August 14, November 14, and February 14 for the most-recent calendar quarter with any royalty payments due in accordance with Article 4.  A final sales report is due thirty (30) days after the expiration or termination of this SUB-LICENSE.

Prior to the date of APPROVAL OBTAINED of any LICENSED T CELL PRODUCTS ADAPTIMMUNE shall submit four (4) copies of an annual MINIMUM ANNUAL ROYALTY report and MILESTONE EVENT report to LTC twelve (12) months from the EFFECTIVE DATE until the date of first APPROVAL OBTAINED of any LICENSED T CELL PRODUCTS. Thereafter, ADAPTIMMUNE shall submit quarterly sales reports according to this

Section 7.2.

7.3                                          Method of Reporting

All reports under this Article 7 shall be submitted to:

***

***
***
***

***

Article 8                           TERM AND TERMINATION

8.1                  Term

Unless earlier terminated in accordance with the provisions of this Article 8, this SUB-LICENSE shall become effective on the EFFECTIVE DATE and shall thereafter continue until expiration of the TERM.

8.2                  Termination by Mutual Agreement

Any termination of this SUB-LICENSE by mutual agreement shall be evidenced in writing and signed by the PARTIES.

8.3                  Termination of this SUB-LICENSE by LTC (or PARENT LICENSORS)

Subject to the terms of this Article 8, this SUB-LICENSE may be terminated in its entirety by LTC, or with respect to certain LICENSED PATENTS as may be determined by PARENT LICENSORS, by provision of a termination notice indicating that:

(a)                                             Except in the case of a breach of Section 3.3 or 3.5 (which will be governed by Section 3.6), LTC or the PARENT LICENSORS have determined that ADAPTIMMUNE cannot demonstrate to the reasonable satisfaction of LTC or such PARENT LICENSORS, as applicable, that it is exercising commercially reasonable due diligence to reasonably commercialize the LICENSED T CELL PRODUCT in accordance with the terms of this SUB-LICENSE;

(b)                                             The PARENT LICENSORS have determined that such action is necessary to meet new or existing requirements for public use as specified in UNITED STATES Federal regulations and such requirements are not reasonably being satisfied by ADAPTIMMUNE within ***  notice of new or existing requirements for public use as specified in UNITED STATES Federal regulations provided by PARENT LICENSORS to ADAPTIMMUNE;

(c)                                              ADAPTIMMUNE willfully made a false statement of a material fact in any report required by this SUB-LICENSE;

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

(d)                                             ADAPTIMMUNE has been found by a court of competent jurisdiction in final or unappealable decision to have violated Federal antitrust laws or any other provision of law in connection with its performance under this SUB-LICENSE;

(e)                                              LTC has determined that ADAPTIMMUNE has committed a material breach of a covenant contained in this SUB-LICENSE, including without limitation, Section 3.2;

(f)                                               ADAPTIMMUNE has defaulted in the payment of any amount due to LTC; or

(g)                                              To the extent allowable by governing law, ADAPTIMMUNE has asserted the invalidity or unenforceability of any claim included in the LICENSED PATENTS, including by way of litigation or administrative proceedings, either directly or through any AFFILIATE or THIRD PARTY;

in each case, which violation ADAPTIMMUNE fails to cure as set forth in Section 8.5.

8.4                 Other Grounds for Termination

To the extent allowable by governing law, either PARTY may terminate this SUB-LICENSE if the other PARTY is subject to an INSOLVENCY EVENT, where “INSOLVENCY EVENT” means the occurrence of any of the following:  (a) a PARTY makes an assignment for the benefit of creditors; (b) a petition under any foreign, state or United States bankruptcy act, receivership statute, or the like, as they now exist, or as they may be amended, is filed by a PARTY; (c) such a petition is filed with respect to a PARTY by any THIRD PARTY, or an application for a receiver is made by anyone with respect to a PARTY, and such petition or application is successfully litigated to an unappealable or not appealed decision by a court of final decisionor with respect to the PARTY whereby the petition or application is not resolved favorably to the PARTY within two (2) years from the date such petition is filed, or (d) a PARTY ceases doing business.

8.5                       Procedures for Termination by LTC

(a) Before LTC (or the PARENT LICENSORS, as applicable) may terminate this SUB-LICENSE for any reason other than by mutual agreement or pursuant to Section 3.2, LTC shall furnish ADAPTIMMUNE a written notice of intention to terminate stating the reason(s) therefor.  ADAPTIMMUNE shall be allowed sixty (60) calendar days, or thirty (30) calendar days with respect to any payment defaults, after the date of the notice to remedy any deficiency stated in the notice as the reason for termination or to show cause why this SUB-LICENSE should not be terminated.

(b)                         If ADAPTIMMUNE has not remedied all deficiencies stated in the notice within the applicable notice period, then this SUB-LICENSE shall terminate upon the expiration of the notice period stated in Section 8.5(a).

(c)                          ADAPTIMMUNE has a right to appeal, in accordance with procedures described in

Section 14.1(b) any decision or determination by LTC or the PARENT LICENSORS, as applicable, concerning the interpretation, modification, and/or termination (in whole or in part) of this SUB-LICENSE.

8.6                       Termination by ADAPTIMMUNE

ADAPTIMMUNE may terminate this SUB-LICENSE by providing at least thirty (30) calendar days’ written notice of termination to LTC .  ADAPTIMMUNE’s written notice shall specify the effective date of termination.

8.7                       MINIMUM ANNUAL ROYALTY Termination

This SUB-LICENSE shall automatically terminate at midnight on the expiration of the thirty (30) day cure period commencing on the date of receipt of written notice if the MINIMUM ANNUAL ROYALTY for any calendar year, together with any interest and surcharge that may be due as prescribed in Article 4, has not been paid.

8.8                       Effect of Termination

In the event of any termination of this SUB-LICENSE, ADAPTIMMUNE and its AFFILIATES shall have the right for six (6) months following the date of termination to sell or otherwise dispose of the stock of any LICENSED T CELL PRODUCTS subject to this SUB-LICENSE then on hand, subject to the right of LTC to receive payment and reports thereon as provided herein.

All rights and obligations of the PARTIES set forth herein that expressly or by their nature survive the expiration or termination of this SUB-LICENSE, including at least the provisions of Sections 8.8 and 8.9 and Articles 12, 13 and 14 shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this SUB-LICENSE until they are satisfied or by their nature expire and shall bind the PARTIES and their legal representatives, successors, and permitted assigns.

8.9                               Termination of PARENT LICENSE

Subject to ADAPTIMMUNE being in material compliance with the terms of this SUB-LICENSE and applicable terms of the PARENT LICENSE, this SUB-LICENSE shall survive termination of the licenses granted to LTC by PARENT LICENSORS or termination of the PARENT LICENSE and shall be assigned to PARENT LICENSORS as of the date of such termination.

Article 9.                        NOTICES

9.1                  All notices required under this SUB-LICENSE shall be considered timely made, if properly addressed, (a) at the time personally delivered; or (b) on the day of transmission by facsimile or email, confirmed by notice by any of the other methods described herein; or (c) upon receipt if sent via commercial overnight delivery service.

9.2                  (a) Except as otherwise provided in Sections 4.6 and 7.3, all communications and notices required to be made to LTC shall be addressed as follows:

***
Attn: ***
***
***
Attention: ***
Telephone: ***
Facsimile: ***

With a copy to:	***

***
***
Attention: ***
Telephone: ***
Facsimile: ***

(b) All communications and notices required to be made to ADAPTIMMUNE shall be addressed as follows:

***
***
***
***
***
Telephone: ***
Facsimile: ***
Email: ***

(c) EACH of ADAPTIMMUNE and LTC agrees to report promptly to the other any changes in mailing address or name during the TERM of this SUB-LICENSE.

Article 10.                 RESERVATION OF RIGHTS

10.1           Notwithstanding that the license granted to ADAPTIMMUNE is not sublicenseable by ADAPTIMMUNE pursuant to the terms of this SUB-LICENSE, PARENT LICENSORS reserve the right to require ADAPTIMMUNE to promptly grant sub-licenses to responsible applicants on reasonable terms when necessary to fulfill health and safety needs of the public to the extent such needs are not being reasonably satisfied by LTC and ADAPTIMMUNE.  If required by PARENT LICENSORS, LTC agrees to grant, and to cause ADAPTIMMUNE to grant, such sub-licenses and to defer to the reasonable determination of PARENT LICENSORS that the health and safety needs of the public are not being reasonably satisfied

10.2           To the extent provided by 35 U.S.C. § 200 et. seq., this SUB-LICENSE is subject to

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the irrevocable, royalty-free right of the Government of the United States to practice and have practiced the LICENSED PATENTS AND LICENSED T CELL METHODS throughout the world by or on behalf of the United States and by or on behalf of any foreign government or intergovernmental or international organization pursuant to any existing or future treaty or agreement with the Government of the UNITED STATES.

10.3                (a)                       Without limiting any other rights it may have, under the PARENT LICENSE, UM specifically reserves the right to practice the UM LICENSED PATENTS for research, and/or internal educational purposes, and the right to grant the same limited rights to other academic non-profit research institutions.

(b) Without limiting any other rights it may have, under the PARENT LICENSE, DFCI specifically reserves the right to practice the DFCI LICENSED PATENTS for research, and/or internal educational purposes.  ADAPTIMMUNE agrees not to assert the DFCI LICENSED PATENTS against any academic non-profit research institution on account of the practice of the DFCI LICENSED PATENTS by such institution for research and/or internal educational purposes.  This foregoing agreement to not assert does not extend to any commercial use.

(c) The rights reserved in Sub-sections (a) and (b) above expressly exclude any commercial use of the UM LICENSED PATENTS or the DFCI LICENSED PATENTS.

10.4           ADAPTIMMUNE acknowledges that it has been informed that the UM LICENSED PATENTS were developed, at least in part, by employees of HHMI and that HHMI has a paid-up, non-exclusive, irrevocable license to use the UM LICENSED PATENTS for HHMI’s research purposes, but with no right to assign or sub-license (the “HHMI LICENSE”).

Article 11.    PATENT INFRINGEMENT

11.1                (a)                       During the TERM, ADAPTIMMUNE shall notify LTC in writing as soon as reasonably practical of any known or suspected infringement or unauthorized use or misappropriation by ***, any of its ***, and/or any ***                                     of any LICENSED PATENTS in the FIELD that is discovered, and promptly shall provide LTC with all non-privileged, non-confidential information supporting said infringement, suspected infringement or unauthorized use or misappropriation.

(b)                    In the case such known or suspected infringement or unauthorized use or misappropriation is by a THIRD PARTY and is not based on activities authorized or occurring prior to the EFFECTIVE DATE of this SUB-LICENSE as described in Section 6.5, then ADAPTIMMUNE and LTC shall confer with each other in good faith regarding such alleged infringing activities and preserving and/or defending the exclusive rights granted hereunder to ADAPTIMMUNE.

(c)                     In the event that LTC determines, in its sole reasonable discretion, that it wishes to obtain additional information from ADAPTIMMUNE to investigate such matter, then prior to the disclosure of any privileged or confidential information to LTC regarding such matter, ADAPTIMMUNE will enter into an agreement with LTC that is acceptable to LTC in order to protect any such privilege and the parties interests related thereto.  Upon entering into such agreement, LTC shall have the right to request opinion of counsel from ADAPTIMMUNE detailing such alleged infringement and any specific information about such known or suspected infringement or unauthorized use or misappropriation, and LTC shall pay for *** the cost of obtaining each such opinion of counsel.  LTC may use such information to determine, at its sole reasonable discretion, what, if any, action or communications to pursue against such THIRD PARTY.

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(d)                    LTC shall have the right hereunder to share such information provided by ADAPTIMMUNE with the PARENT LICENSORS.

(e)                     If required by law for LTC or the PARENT LICENSORS to bring or maintain any infringement action in the FIELD against any ***                 or any ***, ADAPTIMMUNE shall join any infringement action brought or intended to be brought by LTC or the PARENT LICENSORS upon LTC’s or the PARENT LICENSORS’ reasonable request, with ADAPTIMMUNE represented therein by its own counsel of its own sole selection, at reasonable cost to LTC and/or the PARENT LICENSORS (as applicable).  ADAPTIMMUNE shall reasonably cooperate,  in any enforcement action, in accordance with terms and conditions specified by LTC and/or the PARENT LICENSORS (as applicable), with it agreed that in such cooperation, ADAPTIMMUNE represented therein by its own counsel of its own sole selection, at reasonable cost to LTC and/or the PARENT LICENSORS (as applicable).

(f)                      Specifically with respect only to known or suspected infringement activities by a ***                in the FIELD that ADAPTIMMUNE can reasonably demonstrate has or will cause non de minimis  monetary harm or damage to ADAPTIMMUNE in the FIELD, and ADAPTIMMUNE provides written notice to LTC which specifically details such harm or damage (“HARM NOTICE”), then in the event that: (a) ninety (90) days has passed from the date of receipt by LTC of ADAPTIMMUNE’s HARM NOTICE, or (b) thirty (30) days has passed from the date of LTC’s receipt of opinion of counsel as specified in  Section 11.1(c), whichever is later, LTC or the PARENT LICENSORS has not caused such infringement to cease and desist or LTC or the PARENT LICENSORS has not taken or continued pursuing any action against the THIRD PARTY with respect to same (including without limitation, LTC or the PARENT LICENSORS issuing cease and desist notices with pursuing the matter to obtaining cease and desist or a non-appealable judicial resolution), then all monies or payments or other consideration then due and owing by ADAPTIMMUNE to LTC hereunder shall be ***             of what otherwise would be due and payable hereunder (“Modified Financial Obligations”) by LTC and ADAPTIMMUNE shall only be liable to pay to LTC the Modified Financial Obligations, without any breach or termination of this SUB-LICENSE or penalty hereunder.  ADAPTIMMUNE shall continue to only be liable to LTC as to the Modified Financial Obligations until such time as LTC or the PARENT LICENSORS has caused such infringement to cease or desist or become non-infringement (by obtaining cease and desist, or the THIRD PARTY, subject to agreement by ADAPTIMMUNE enters into a sub-sublicense or becomes a designee hereunder pursuant to Section 2.6, or a non-appealable judicial resolution is obtained), at which time and thereafter until another HARM NOTICE and event(s) as above-described triggers again the Modified Financial Obligations, ADAPTIMMUNE shall again be liable to LTC under the original financial obligations specified herein. ADAPTIMMUNE’s failure to so perform the original financial obligations specified herein shall be considered to be a breach by ADAPTIMMUNE of this SUB-LICENSE.

(g)                     In the event that LTC or the PARENT LICENSORS enters into any license agreement with any THIRD PARTY with respect to any of the LICENSED PATENTS in the FIELD, including in settlement of  any known or suspected infringement or any action or proceeding for infringement—regardless of whether commenced by LTC, the PARENT LICENSORS or ADAPTIMMUNE—on any terms more favorable than those herein, those more favorable terms shall be immediately applicable to ADAPTIMMUNE and this SUB-LICENSE shall be amended to incorporate those more favorable terms.

11.2           In the event that a THIRD PARTY at any time provides written notice of a claim to, or brings an action, suit, or proceeding against, ADAPTIMMUNE or any of its AFFILIATES, claiming infringement of its patent rights or unauthorized use or misappropriation of its know-how, based on an assertion or claim arising out of the development, use, manufacture, distribution, importation or sale of LICENSED T CELL PRODUCTS or LICENSED T CELL METHODS, ADAPTIMMUNE shall promptly notify LTC of the claim or the commencement of such action, suit or proceeding, enclosing a copy of the claim and/or all papers served.

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Article 12                    INDEMNIFICATION

12.1           LTC

(a)                    ADAPTIMMUNE, at its own expense, shall indemnify, defend and hold harmless LTC and its respective AFFILIATES, and the respective officers, directors, shareholders, employees and agents of each of the foregoing (each an “LTC INDEMNIFIED PARTY”) from and against any and all liability, damage, loss, or expense (including reasonable attorneys’ fees and expenses) (collectively “LIABILITIES”) incurred by or imposed upon any and/or all LTC INDEMNIFIED PARTIES in connection with any THIRD PARTY claims, suits, actions, demands or judgments (each a “CLAIM”) arising out or in connection with (i) the design, manufacture, use, promotion, sale or other disposition of any LICENSED T CELL PRODUCT or the practice of a LICENSED T CELL METHOD by ADAPTIMMUNE and/or its AFFILIATES, (ii) any actual or alleged injury, damage, death or other consequence occurring to any THIRD PARTY as a result, directly or indirectly, of the practice of a LICENSED T CELL METHOD by ADAPTIMMUNE or its AFFILIATES or customers or transferees of any of the foregoing, or the possession, consumption or use of the LICENSED T CELL PRODUCTS sold by ADAPTIMMUNE or its AFFILIATES, regardless of the form in which any such claim is made, (iii) any other activities to be carried our by ADAPTIMMUNE or its AFFILIATES pursuant to this SUB-LICENSE, and (iv) the failure of any representation or warranty made by ADAPTIMMUNE in this SUB-LICENSE to be true and accurate; except in each case to the extent that such CLAIM arises out of or results from (a) the breach of a representation or warranty of LTC herein, or (b) LTC’s gross negligence or willful misconduct.

(b)                    An LTC INDEMNIFIED PARTY entitled to indemnification hereunder shall provide ADAPTIMMUNE with prompt written notice of any CLAIM for which indemnification is sought under this SUB-LICENSE.  ADAPTIMMUNE shall, at its own expense, provide attorneys reasonably acceptable to the LTC INDEMNIFIED PARTY to defend against any such claim.  The LTC INDEMNIFIED PARTY shall cooperate fully with ADAPTIMMUNE in such defense and shall permit ADAPTIMMUNE to conduct and control such defense and the disposition of such CLAIM (including all decisions relative to litigation, appeal, and settlement); provided that ADAPTIMMUNE shall not settle any such CLAIM with an admission of liability of LTC without LTC’s prior written approval, which shall not be unreasonably withheld, conditioned or delayed.

(c)          At such time as any LICENSED TCELL PRODUCT, LICENSED T CELL METHOD, process or service relating to, or developed pursuant to, this SUB-LICENSE is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by ADAPTIMMUNE or by an AFFILIATE or agent of ADAPTIMMUNE, ADAPTIMMUNE shall, at its sole cost and expense, procure and maintain policies of product liability insurance in amounts not less than $*** per incident and $*** annual aggregate and naming LTC as an

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additional insured.  Upon the written request of LTC , ADAPTIMMUNE shall furnish LTC with a certificate of insurance evidencing the insurance required hereunder.  If ADAPTIMMUNE elects to self-insure all or part of the limits described above (including deductibles or retentions which are in excess of $***annual aggregate), such self-insurance program must be acceptable to LTC.  The minimum amounts of insurance coverage required under these provisions shall not be construed to create a limit of ADAPTIMMUNE’s liability with respect to its indemnification obligation under Section 12.1(a) of this SUB-LICENSE.

12.2           ADAPTIMMUNE

(a)                    LTC, at its own expense, shall indemnify, defend and hold harmless ADAPTIMMUNE, and its AFFILIATES and their respective officers, directors, shareholders, employees and agents (each a “ADAPTIMMUNE INDEMNIFIED PARTY”), from and against any LIABILITIES incurred or imposed upon any and all ADAPTIMMUNE INDEMNIFIED PARTIES in connection with any THIRD PARTY CLAIMS arising out or in connection with ***  in this SUB-LICENSE ***  ; except in each case to the extent that such CLAIM arises out of or results from (a) the ***      herein, or (b) ***

.

(b)                    An ADAPTIMMUNE INDEMNIFIED PARTY entitled to indemnification hereunder shall provide LTC with prompt written notice of any CLAIM for which indemnification is sought under this SUB-LICENSE.  LTC shall, at its own expense, provide attorneys reasonably acceptable to the ADAPTIMMUNE INDEMNIFIED PARTY to defend against any such claim.  The ADAPTIMMUNE INDEMNIFIED PARTY shall cooperate fully with LTC in such defense and shall permit LTC to conduct and control such defense and the disposition of such claim, suit, or action (including all decisions relative to litigation, appeal, and settlement); provided that ***

written approval, which shall not be unreasonably withheld, conditioned or delayed.

12.3           DFCI

(a) ADAPTIMMUNE shall indemnify, defend and hold harmless DFCI and its trustees, officers, medical and professional staff, employees and agents and their respective successors, heirs and assigns (the “DFCI INDEMNITEES”), against any liability, damage, loss or expense (including reasonable attorneys’ fees and expenses of litigation) incurred by or imposed upon the DFCI INDEMNITEES, or any one of them, in connection with any THIRD PARTY claims, suits, actions, demands or judgments (i) arising out of the design, production, manufacture, sale, use in commerce, lease or promotion by ADAPTIMMUNE or by an AFFILIATE or agent of ADAPTIMMUNE, of any product, process or service relating to, or developed pursuant to this SUB-LICENSE or (ii) arising out of any other activities to be carried out by ADAPTIMMUNE or its AFFILIATES pursuant to this SUB-LICENSE.

(b) ADAPTIMMUNE’s indemnification under Section 12.3(a) shall not apply to any liability, damage, loss or expense to the extent that it is attributable to (i) the negligent activities of the DFCI INDEMNITEES, (ii) the intentional wrongdoing or intentional misconduct of the DFCI INDEMNITEES, (iii) any DFCI INDEMNITEE’s use of any LICENSED T CELL

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PRODUCT or LICENSED T CELL METHOD, or (iv) any DFCI INDEMNITEE’s exercise of any rights by DCFI reserved hereunder or under the PARENT LICENSE.

(c) At such time as any product, process or service relating to, or developed pursuant to, this SUB-LICENSE is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by ADAPTIMMUNE or by an AFFILIATE or agent of ADAPTIMMUNE, ADAPTIMMUNE shall, at its sole cost and expense, procure and maintain policies of product liability insurance in amounts not less than *** per incident and *** annual aggregate and naming DFCI as an additional insured.  If ADAPTIMMUNE elects to self-insure all or part of the limits described above (including deductibles or retentions which are in excess of *** annual aggregate), such self-insurance program must be acceptable to DFCI and DFCI’s associated Risk Management Foundation.  The minimum amounts of insurance coverage required under these provisions shall not be construed to create a limit of ADAPTIMMUNE’s liability with respect to its indemnification obligation under Section 12.3(a) of this SUB-LICENSE.

(d) ADAPTIMMUNE shall provide LTC with written evidence of such insurance upon request for onward transmission to DFCI.  ADAPTIMMUNE shall provide LTC with written notice at least *** prior to the cancellation, non-renewal or material change in such insurance, which notice LTC shall provide to DFCI; if ADAPTIMMUNE does not obtain replacement insurance providing comparable coverage within such *** period, or a self-insurance program described in Section 12.3(c), DFCI shall have the right to require LTC to terminate this SUB-LICENSE pursuant to Article 8.

(e) ADAPTIMMUNE shall maintain such product liability insurance beyond the expiration or termination of this SUB-LICENSE during (i) the period that any product, process, or service, relating to, or developed pursuant to, this SUB-LICENSE is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by ADAPTIMMUNE or by a ADAPTIMMUNE, AFFILIATE or agent of ADAPTIMMUNE and (ii) a reasonable period after the period referred to in clause (i) above which in no event shall be less than fifteen (15) years.

(f) In the event any such action is commenced or claim made or threatened against DFCI or other DFCI INDEMNITEES as to which ADAPTIMMUNE may be obligated to indemnify it (them) or hold it (them) harmless, DFCI or the other DFCI INDEMNITEES shall promptly notify LTC, who will notify ADAPTIMMUNE of such event.  ADAPTIMMUNE shall assume the defense of, and may settle, with counsel of its own choice and at its sole expense, that part of any such claim or action commenced or made against DFCI (or other DFCI INDEMNITEES) which relates to ADAPTIMMUNE’s indemnification, and ADAPTIMMUNE may take such other steps as may be necessary to protect itself.  Any DFCI INDEMNITEE may participate in the defense of any such claim or action with counsel of its own choice, but the fees and expenses of such counsel shall be borne solely by such DFCI INDEMNITEE.  ADAPTIMMUNE shall not be liable to DFCI or other DFCI INDEMNITEES on account of any settlement of any such claim or litigation effected without ADAPTIMMUNE’s prior written consent.  The right and obligation of ADAPTIMMUNE to assume the defense of any action shall be limited to that part of the action commenced against DFCI and/or DFCI INDEMNITEES that relates to ADAPTIMMUNE’s obligation of indemnification and holding harmless.  Any other part of any

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such action shall be defended by the DFCI INDEMNITEE at its own cost and expense.

(g) This Section 12.3 shall survive expiration or termination of this SUB-LICENSE.

12.4                UM

(a) ADAPTIMMUNE shall defend, indemnify and hold harmless UM, including its Regents, fellows, officers, employees, students, and agents (the “UM INDEMNITEES”), for and against any and all THIRD PARTY claims, demands, damages, losses, and expenses of any nature (including reasonable attorneys’’ fees and other litigation expenses) (collectively “UM CLAIMS”), resulting from death, personal injury, illness, property damage, or products liability arising from or in connection with, any of the following:  (i) any manufacture, use, sale or other disposition by ADAPTIMMUNE and its AFFILIATES or transferees of LICENSED T CELL PRODUCTS or LICENSED T CELL METHODS; and (ii) the use by any person of LICENSED T CELL PRODUCTS made, used, sold or otherwise distributed by ADAPTIMMUNE or its AFFILIATES.

(b) UM is entitled to participate at its option and expense through counsel of its own selection, and may join in any legal actions related to any such UM CLAIMS.

(c) The indemnification referred to in Section 12.4(a) shall not apply to any such UM CLAIMS resulting from (i) any UM INDEMNITEE’s use of any LICENSED T CELL PRODUCT or LICENSED T CELL METHODS or (ii) the exercise of any rights by UM reserved hereunder or under the PARENT LICENSE.

(d) ADAPTIMMUNE shall not be obligated to indemnify UM under Section 12.4(a) after any unappealed or unappealable order of a court of competent jurisdiction holds that the UM CLAIM was legally caused solely by the gross negligence or willful misconduct by UM.  The applicability of Section 12.4(a) shall not be affected for any time period prior to any such order referred to in the prior sentence.

(e) In connection with any UM CLAIMS for which UM seeks indemnification from ADAPTIMMUNE in accordance with this Section 12.4, UM: (i) shall give LTC prompt written notice of the UM CLAIM, which LTC will forward to ADAPTIMMUNE; provided, however, that failure to provide such notice shall not relieve ADAPTIMMUNE from its liability or obligation hereunder, except to the extent of any material prejudice as a direct result of such failure; (ii) shall cooperate with ADAPTIMMUNE, at ADAPTIMMUNE’s expense, in connection with the defense and settlement of the UM CLAIM; and (iii) shall permit ADAPTIMMUNE to control the defense and settlement of the UM CLAIM; provided, however, that ADAPTIMMUNE shall not settle any such UM CLAIM with an admission of liability of UM without UM’s written approval, which shall not be unreasonably withheld, conditioned or delayed.

(f) Prior to any distribution or commercial use of any LICENSED T CELL PRODUCT or commercial use of any LICENSED T CELL METHODS by ADAPTIMMUNE or its AFFILIATES, ADAPTIMMUNE shall purchase and maintain in effect commercial general liability insurance, including product liability insurance and errors and omissions insurance which shall protect ADAPTIMMUNE, HHMI and UM with respect to the events covered by Section 12.4(a) and 12.5.  Such insurance policy must provide reasonable coverage for all claims with respect to any LICENSED T CELL METHODS used and any LICENSED T CELL PRODUCTS manufactured, used, sold, licensed or otherwise distributed by ADAPTIMMUNE and its AFFILIATES and must specify UM, including its Regents, fellows, officers and employees, and HHMI Indemnitees as additional insureds.  ADAPTIMMUNE shall furnish certificate(s) of such insurance to LTC, for onward delivery to UM, upon request.

12.5                HHMI

HHMI and its trustees, officers, employees, and agents (collectively, “HHMI Indemnitees”), will be indemnified, defended by counsel acceptable to HHMI, and held harmless by ADAPTIMMUNE from and against any THIRD PARTY claim, liability, cost, expense, damage, deficiency, loss, or obligation, of any kind or nature (including, without limitation, reasonable attorneys’ fees and other costs and expenses of defense) (collectively, “HHMI CLAIMS”), based upon, arising out of, or otherwise relating to the exercise by ADAPTIMMUNE or any of its AFFILIATES of the license hereunder of the UM PATENTS, including without limitation any cause of action relating to product liability.  The previous sentence will not apply to any HHMI CLAIM that (i) results from the exercise of any rights reserved under Section 10.4 of this SUB-LICENSE or Section 13.4 of the PARENT LICENSE, or (ii) is determined with finality by a court of competent jurisdiction to result solely from the gross negligence or willful misconduct of an HHMI Indemnitee.

12.6                NAVY

(a) ADAPTIMMUNE shall defend, indemnify and hold harmless NAVY, its employees and contractors (collectively the “NAVY INDEMNITEES”), for and against any and all THIRD PARTY claims, demands, damages, losses, and expenses of any nature (including reasonable attorneys’ fees and other litigation expenses) (collectively “NAVY CLAIMS”), resulting from death, personal injury, illness, property damage or products liability arising from or in connection with, any of the following: (1) any manufacture, use, sale or other disposition by ADAPTIMMUNE and its AFFILIATES or transferees of LICENSED T CELL PRODUCTS or LICENSED T CELL METHODS; and (2) the use by any person of LICENSED T CELL PRODUCTS made, used, sold or otherwise distributed by ADAPTIMMUNE or its AFFILIATES.

(b) NAVY is entitled to participate at its option and expense through counsel of its own selection, and may join in any legal actions related to any such NAVY CLAIMS.

(c) The indemnification referred to in Section 12.6(a) shall not apply to any such NAVY CLAIMS resulting from (i) any NAVY INDEMNITEE’s use of any LICENSED T CELL PRODUCT or LICENSED T CELL METHOD or (ii) the exercise of any rights reserved hereunder by NAVY or under the PARENT LICENSE.

(d) ADAPTIMMUNE shall not be obligated to indemnify NAVY under Section 12.6(a) for NAVY CLAIMS determined to be legally caused solely by the gross negligence or willful misconduct by NAVY in the unappealable final judgment of a court of competent jurisdiction.  Section 12.6(a) shall remain applicable at all times prior to any such unappealable final judgment.

(e) In connection with any NAVY CLAIMS for which NAVY seeks indemnification from ADAPTIMMUNE in accordance with this Section 12.6, NAVY: (i) shall give LTC prompt written notice of the NAVY CLAIM, which LTC will provide to ADAPTIMMUNE; provided, however, that failure to provide such notice shall not relieve ADAPTIMMUNE from its liability or obligation hereunder, except to the extent of any material prejudice as a direct result of such failure; (ii) shall cooperate with ADAPTIMMUNE, at ADAPTIMMUNE’s expense, in connection with the defense and settlement of the NAVY CLAIM; and (iii) shall permit ADAPTIMMUNE to control the defense and settlement of the NAVY CLAIM; provided, however, that ADAPTIMMUNE shall not settle any such NAVY CLAIM with an admission of liability of NAVY INDEMNITEES without NAVY’s written approval, which shall not be unreasonably withheld, conditioned or delayed.

(f) Prior to any distribution or commercial use of any LICENSED T CELL PRODUCT or commercial use of any LICENSED T CELL METHODS by ADAPTIMMUNE or its AFFILIATES, ADAPTIMMUNE shall purchase and maintain in effect commercial general liability insurance, including product liability insurance and errors and omissions insurance which shall protect ADAPTIMMUNE, and NAVY with respect to the events covered by Section 12.6(a).  Such insurance policy must provide reasonable coverage for all claims with respect to any LICENSED T CELL METHOD used and any LICENSED T CELL PRODUCTS manufactured, used, sold, licensed or otherwise distributed by ADAPTIMMUNE and its AFFILIATES and must specify NAVY INDEMNITEES as additional insureds.  ADAPTIMMUNE shall furnish certificate(s) of such insurance to NAVY, upon request by LTC or NAVY.

12.7                NAVY, UM and DFCI acknowledged and agreed in the PARENT LICENSE, and LTC agrees hereby, that the obligations to obtain insurance under Sections 12.1(c), 12.3(c), 12.4(f) and 12.6(f) may be satisfied using the same insurance policies; provided such policies meet the requirements of such sections.

Article 13                         CONFIDENTIALITY

13.1                From the EFFECTIVE DATE until ***  after the termination or expiration of the SUB-LICENSE, each RECIPIENT shall:

(a) limit dissemination of the DISCLOSER’s INFORMATION to those of the RECIPIENT’s AFFILIATES and their respective directors, officers, employees, agents, shareholders, and subcontractors who have a reasonable need to know such INFORMATION to exercise its rights or perform its obligations or otherwise;

(b) maintain INFORMATION of the DISCLOSER in confidence and not disclose such INFORMATION to any THIRD PARTY (other than as set forth in Section 13.2 and as above); and

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(c) use such INFORMATION only to the extent necessary for RECIPIENT to exercise its rights and perform its obligations under this SUB-LICENSE and to permit LTC to perform its obligations under the PARENT LICENSE.

13.2                (a)                       Notwithstanding the provisions of Section 13.1, (i) if a RECIPIENT is compelled to disclose any DISCLOSER’s INFORMATION by law or order of a court of competent jurisdiction, or (ii) if it is reasonably necessary in the reasonable opinion of a RECIPIENT’s legal counsel to disclose INFORMATION to comply with applicable laws (including compliance with any applicable securities regulation, stock exchange or NASDAQ disclosure requirements and for tax reporting purposes), then any such disclosure to the extent so compelled or required shall not be a breach hereunder; provided that reasonable advance notice is given to the DISCLOSER to permit the DISCLOSER a reasonable opportunity to obtain all applicable governmental or judicial protection available for like material, and the RECIPIENT will reasonably cooperate with the DISCLOSER, at the expense of the DISCLOSER, with respect thereto.

(b)                         Notwithstanding the provisions of Section 13.1, ADAPTIMMUNE may use and disclose INFORMATION of LTC and the PARENT LICENSORS in order to make filings and submissions to, or correspond or communicate with, the UNITED STATES Food and Drug Agency or any clinical registry or agency, including without limitation the European Medicines Agency (EMEA) or The Medicines and Healthcare products Regulatory Agency (MHRA) of the UK, including for purposes of obtaining authorizations to conduct clinical trials of, and to commercialize, LICENSED T CELL PRODUCTS pursuant to this SUB-LICENSE.

ADAPTIMMUNE shall use INFORMATION of LTC and the PARENT LICENSORS and make the foregoing disclosures only to the extent necessary in the reasonable opinion of such PARTY’s legal counsel, and shall use reasonable commercial efforts to obtain confidential treatment for such disclosures.

(c)                          Notwithstanding the provisions of Section 13.1, ADAPTIMMUNE may use and disclose INFORMATION of LTC and the PARENT LICENSORS to investors and potential investors.

ADAPTIMMUNE shall make the foregoing disclosures only pursuant to written, executed confidentiality agreements in which the use and confidentiality obligations are no less burdensome than those hereunder, and expressly limiting onward disclosure to the counterparty’s financial and legal advisors, and then only under an equivalent or more burdensome obligation of non-disclosure and limited use.

(d)                         Notwithstanding the provisions of Section 13.1, LTC may disclose this SUB-LICENSE and all royalty reports hereunder or thereunder to the PARENT LICENSORS, subject to the following.  ADAPTIMMUNE acknowledges that PARENT LICENSORS have a right to disclose:

(i) this SUB-LICENSE (and royalty reports provided by ADAPTIMMUNE hereunder) to the inventors of the LICENSED PATENTS, provided that in no event shall such disclosure include the COMMERCIAL DEVELOPMENT PLAN or any progress reports or other reports containing INFORMATION of ADAPTIMMUNE;

(ii) Sections 1.8, 1.11, 1.14, 1.20, 1.22, 1.31, 2.1, 10.2 through 10.4 and Exhibits B, C and D of this SUB-LICENSE to any THIRD PARTY who has been granted a license outside the FIELD under the PARENT LICENSORS’ interest in any of the LICENSED PATENTS; and

(iii) this SUB-LICENSE (and royalty reports provided by ADAPTIMMUNE hereunder) to HHMI, provided that in no event shall such disclosure include any progress reports or other reports containing INFORMATION of ADAPTIMMUNE.  ADAPTIMMUNE acknowledges that UM is required to provide this SUB-LICENSE to HHMI prior to execution.

Each PARENT LICENSOR has agreed in the PARENT LICENSE that it shall make the foregoing disclosures only pursuant to written, executed confidentiality agreements in which the use and confidentiality obligation are no less burdensome than those under the PARENT LICENSE, and expressly limiting onward disclosure to the counterparty’s financial and legal advisors, and then only under an equivalent or more burdensome obligation of non-disclosure and limited use.

(e)                          Notwithstanding the provisions of Section 13.1, ADAPTIMMUNE acknowledges that PARENT LICENSORS each have a right to disclose, without burden of confidentiality or limited use, the substance of Sections 1.8, 1.11, 1.14, 1.20, 1.22, 1.31, 2.1, 10.2 and 10.3 and Exhibits B, C and D of this SUB-LICENSE to any employee of such PARENT LICENSOR or THIRD PARTY who has a reasonable need to know the extent of the rights reserved in Sections 10.2 through 10.4.

ADAPTIMMUNE agrees to give reasonable consideration to any reasonable request of any PARENT LICENSOR to permit disclosure of INFORMATION to a THIRD PARTY requesting the same for the purpose of demonstrating compliance with any agreement relating to the LICENSED PATENTS.  Any such disclosure shall be subject to reasonable controls, including the restrictions in the immediately preceding paragraph.

13.3                This Article 13 will survive termination or expiration of this SUB-LICENSE.

Article 14.                      GENERAL PROVISIONS

14.1                Governing Law; Dispute Resolution

(a)                         The PARTIES intend that nothing in this SUB-LICENSE derogates any provision of the PARENT LICENSE.  With respect to any issue pertaining to the interpretation of the PARENT LICENSE, or a breach thereof hereunder, this SUB-LICENSE shall be governed by and construed in accordance with the applicable provisions in the PARENT LICENSE, including without limitation, Section 17.1(a) regarding United States Federal Law, Regulations, Directives, and Instructions.

(b)                          This SUB-LICENSE shall be governed by and construed in accordance with the laws of ***  in each case without reference to any rules of conflict of laws, except that matters pertaining to intellectual property rights and patents shall be governed by the laws of the jurisdiction in which such intellectual property rights or patents exist.  Any dispute between ADAPTIMMUNE and LTC pertaining to the interpretation of this SUB-LICENSE, or the breach thereof, shall be settled by binding arbitration in the city of Washington, D.C., administered by the American Arbitration Association (“AAA”) in accordance with its commercial arbitration rules, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.  The administrative charges, arbitrators’ fees, and related expenses of any arbitration shall be paid equally by the PARTIES but each PARTY shall be responsible for any costs or expenses incurred in presenting such PARTY’s case to the arbitrators, such as attorney’s fees or expert witness fees.  There shall be three arbitrators.  Each PARTY shall appoint one arbitrator.  The third arbitrator shall act as the presiding arbitrator and shall be appointed by agreement of the PARTY-appointed arbitrators.  If no agreement on such appointment can be reached, the parties may ask AAA to make the appointment.  The arbitration proceedings shall be conducted in English.  The arbitration tribunal shall apply AAA rules in effect at the time of the arbitration.  In the event of a conflict between the provisions of this Section 14.1(b) and such AAA rules, the provisions of this Section 14.1(b) shall prevail.  The award of the arbitration tribunal shall be final and binding upon the disputing PARTIES and the winning PARTY may, at the cost and expense of the losing PARTY, apply to any court of competent jurisdiction for enforcement of such award.   The administrative charges, arbitrators’ fees, and related expenses of any arbitration shall be paid equally by the PARTIES, but each PARTY shall be responsible for any costs or expenses incurred in presenting such PARTY’s case to the arbitrators, such as attorney’s fees or expert witness fees.

(c)                          ADAPTIMMUNE has a right to appeal, in accordance with procedures prescribed by the Chief of Naval Research, any dispute between ADAPTIMMUNE and NAVY or LTC and NAVY concerning the interpretation, modification, and/or termination of this SUB-LICENSE.

(d)                         Notwithstanding the PARTIES’ agreement to arbitrate, the PARTIES hereby agree that a PARTY may apply to any court of law or equity of competent jurisdiction for specific performance or injunctive relief to enforce or prevent any violation of the provisions of Article 13 of the SUB-LICENSE.

(e) Notwithstanding the foregoing, no dispute affecting the rights or property of HHMI shall be subject to the arbitration procedures set forth above.

14.2                Complete Agreement

Upon effectiveness hereof, this SUB-LICENSE constitutes the complete understanding and agreement between the PARTIES and supersedes any prior understanding or written or oral agreement relative to the subject matter of this SUB-LICENSE.  This SUB-LICENSE, including this Section 14.2, may not be amended except by an instrument in writing signed by the PARTIES.

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14.3                Severability

The PARTIES intend that no provision of this SUB-LICENSE is contrary to any applicable law or regulation.  The illegality or invalidity of any provision of this SUB-LICENSE shall not impair, affect, or invalidate any other provision of this SUB-LICENSE.

14.4                Interpretation of Headings

Headings of the Articles or Sections of this SUB-LICENSE are for convenience of reference only and do not form a part of this SUB-LICENSE and shall in no way affect the interpretation thereof.

14.5                Independent Parties/Entities

The relationship of the PARTIES is that of independent parties and not as agents of each other, partners, or participants in a joint venture.  Each of the PARTIES shall maintain sole and exclusive control over their respective personnel and operations.

14.6                Third Party Beneficiary

HHMI is not a party to this SUB-LICENSE and has no liability to ADAPTIMMUNE, or any user of anything covered by this SUB-LICENSE, but HHMI is an intended third-party beneficiary of this SUB-LICENSE and certain of its provisions are for the benefit of HHMI and are enforceable by HHMI in its own name.

14.7                Use of Names

ADAPTIMMUNE agrees to refrain from using the name of UM, DFCI, NAVY, HHMI or LTC or any of their respective AFFILIATES, or any trade name, trademark or logo of LTC or any of its AFFILIATES in publicity or advertising without the prior written approval of UM, DFCI, NAVY, HHMI or LTC, whichever the case may be.  LTC agrees to refrain from using the name of ADAPTIMMUNE or its AFFILIATE, or any trade name, trademark or logo of ADAPTIMMUNE or its AFFILIATE in publicity or advertising without the prior written approval of ADAPTIMMUNE. Notwithstanding this provision, without prior written approval of UM, DFCI, NAVY, HHMI or LTC, ADAPTIMMUNE may state publicly that LICENSED T CELL PRODUCTS and LICENSED T CELL METHODS were developed by ADAPTIMMUNE based upon inventions developed at UM, DFCI and NAVY and/or that the LICENSED PATENTS were licensed from LTC.

14.8               Bankruptcy Code 365(n).

The PARTIES acknowledge and agree that this SUB-LICENSE is for the purposes of Section 365(n) of the United States Bankruptcy Code (the “BANKRUPTCY CODE”) a license of rights to “intellectual property” as defined under Section 101(56) of the BANKRUPTCY CODE.  The PARTIES agree that ADAPTIMMUNE, as a ADAPTIMMUNE of such rights under this SUB-LICENSE, subject to ADAPTIMMUNE and its AFFILIATES’ full compliance with all of its obligations under this SUB-LICENSE (including its obligations to pay royalties and abide by all license restrictions), shall retain and may fully exercise all of its rights (including any right to enforce any exclusivity provision of this SUB-LICENSE (including any embodiment of such “intellectual property”)), remedies and elections under the BANKRUPTCY CODE.

14.9               Counterparts and Facsimile

This SUB-LICENSE may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  This SUB-LICENSE may be executed by facsimile signature.

14.10        Waiver

The PARTIES hereto mutually covenant and agree that no waiver by either PARTY of any breach or default of the terms of this SUB-LICENSE shall be deemed a waiver of any subsequent breach or default thereof.

14.11        Computation of Time

Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall on a Saturday, Sunday, or any public or legal holiday, whether local or national, the PARTY having such privilege or duty shall have until 5:00 p.m. in such PARTY’s time zone on the next succeeding business day to exercise such privilege, or to discharge such duty.

14.12        Further Acts and Instruments

Upon request by either PARTY, the other PARTY agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be reasonably necessary or appropriate in order to carry out the purposes and intent of this SUB-LICENSE.

SIGNATURES

IN WITNESS WHEREOF, the PARTIES hereto have caused this SUB-LICENSE to be executed by their authorized representatives.  This SUB-LICENSE is effective as of the EFFECTIVE DATE.

For LTC		For ADAPTIMMUNE

Life Technologies Corporation		Adaptimmune Limited

By:	/s/ Paul Grossman	By:	/s/ James Noble
(signature)		(signature)

Typed Name: James J Noble

Typed Name: Paul Grossman		Title: CEO

Title: SVP, Strategy & Corp. Dev.		Date	19 December 2012

Date:	12/20/12

EXHIBIT A

PARENT LICENSE (REDACTED)

EXHIBIT B

NAVY LICENSED PATENTS

US Licensed Patents

Serial Number	Title	Inventors	Applicant / Assignee*	Status
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Foreign Licensed Patents*

Serial Number	Title	Inventors	Applicant / Assignee	Status
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EXHIBIT C

UM LICENSED PATENTS

US Licensed Patents

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Foreign Licensed Patents*

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EXHIBIT D

DFCI LICENSED PATENTS

US Licensed Patents

Serial Number	Title	Inventors	Applicant / Assignee*	Status
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EXHIBIT E

COMMERCIAL DEVELOPMENT PLAN

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